Exhibit 10.3

REAL ESTATE SALE AGREEMENT

by and between

KELLER SPRINGS PROPCO, INC.,

as Seller

and

CAF CAPITAL PARTNERS, LLC,

as Purchaser

3221 Keller Springs Road, Carrolton, Texas 75006

January 26, 2021

THIS REAL ESTATE SALE AGREEMENT (this “Agreement”) is made and entered into as of January 26, 2021 (the “Effective Date”), by and between Keller Springs Propco, Inc., a Delaware corporation (“Seller”), and CAF CAPITAL PARTNERS, LLC, a Texas limited liability company (“Purchaser”), and CAF KSC Investor, LLC, a Texas limited liability company (“CAF”).

PRELIMINARY STATEMENTS

A.Seller is the owner of the real estate and related assets hereinafter described;

B.Seller desires to sell, and Purchaser desires to buy, the real estate and related assets hereinafter described, at the price and on the terms and conditions hereafter set forth; and

C.CAF holds an indirect ownership interest in Seller and shall derive a material benefit from the transactions contemplated herein.

In consideration of the recitals, the mutual covenants hereafter set forth, and other good and valuable considerations, the receipt and sufficiency of which are mutually acknowledged, it is agreed by and between the parties as follows:

1.Premises. The real estate which is the subject of this Agreement is legally described on Exhibit A attached hereto, and consists of the property commonly known as “Keller Springs Crossing” located at 3221 Keller Springs Road, Carrollton, Texas 75006 (the “Land”), the improvements and fixtures located therein or thereon, and all of Seller’s right, title and interest in and to all easements, rights-of-way or other interests in or to any land, highway, street in, on, under, across, in front of, abutting or adjoining the Land and any other appurtenant rights (collectively with the Land, the “Premises”).

2.Personal Property, Intangible Property, Service Contracts and Leases. (a) The “Personal Property” referred to herein shall consist of all right, title, and interest of Seller, if any, in all tangible personal property located on and used exclusively in connection with the Premises, including, without limitation, those items listed on Schedule 2 attached hereto.

(a)The “Intangible Property” referred to herein shall consist of all of Seller’s right, title and interest in and to all transferable or assignable intangible property relating to the Premises, including, without limitation, all warranties, guaranties, certificates of occupancy, approvals, contract rights, utility agreements, the name of the Premises, tradenames and other identifying materials, phone numbers and internet addresses or websites (including domain names, websites and all social media accounts maintained by Seller, its affiliates or property manager in connection with the Land or the improvements thereon, including, without limitation, all assignable user names, and password account information necessary and controlling said websites and social media accounts) used in connection with the Premises, any brochures, marketing materials (including without limitation all pictures and content used on any website, social media accounts and/or brochures related to the Premises or portion thereof), other branded items of Personal Property and signage, and any and all existing licenses and permits held by Seller and not constituting part of the real estate, located on and used exclusively in connection with the Premises that can be transferred without paying any fees or obtaining any consent (or with respect to which Purchaser agrees in writing to pay any required fee) (provided, however, that the Personal Property shall exclude any personal property owned by a third party and leased or licensed to Seller).

(b)The “Assumed Service Contracts” referred to herein shall consist of the assignable service contracts (excluding those that Purchaser requests be terminated pursuant and subject to the limitations set forth in Section 6(c)(8) of this Agreement) listed on Exhibit B attached hereto (the “Service Contracts”) affecting the Premises and any other Service Contracts entered into by Seller in accordance with the terms hereof.

(c)The “Leases” referred to herein shall consist of the leases and rental agreements between the Seller, as landlord, and tenants of the Premises in effect as of the date of the Closing (defined below) (excluding Seller’s rights otherwise expressly retained hereunder, such as rents applicable to periods prior to Closing).

3.Sale/Conveyance and Assignment. Seller agrees to sell, convey and assign to Purchaser, and Purchaser agrees to buy, accept and assume from Seller, at the price and upon the other terms and conditions hereafter set forth (a) the Premises, (b) the Personal Property, (c) the Intangible Property, (d) the Assumed Service Contracts and (e) the Leases ((a)-(e) are, collectively, the “Property”).

4.Transfer of Title. (a) Title to the Premises shall be conveyed to Purchaser by a special warranty deed (the “Deed”) executed by Seller, in the form attached hereto as Exhibit C. The legal description of the Premises that is to be included in the Deed taken from Seller’s vesting deed. At Purchaser’s written request, Seller shall also execute a Deed Without Warranty that shall include the legal description taken from Purchaser’s survey.

(b)The Personal Property shall be conveyed to Purchaser by a bill of sale (the “Bill of Sale”) executed by Seller, in the form attached hereto as Exhibit D.

(c)The Intangible Property, the Assumed Service Contracts and the Leases shall be assigned by Seller, and the Assumed Service Contracts and the Leases assumed by Purchaser, by an Assignment and Assumption of Leases, Service Contracts and Intangible Property (the “Assignment of Leases and Service

Contracts”), in the form attached hereto as Exhibit E.

5.Purchase Price; Earnest Money; Independent Consideration. Subject to the terms and conditions of this Agreement, the purchase price for the Property shall be Fifty-Six Million Five Hundred Thousand and No/100 Dollars ($56,500,000.00) (the “Purchase Price”) payable by Purchaser to Seller as follows:

(a)Within two (2) business days after the Effective Date, Purchaser shall deposit into a strict joint order escrow trust established with Kensington Vanguard National Title, 5005 Lyndon B. Johnson Freeway, Suite 200, Dallas, Texas 75244, attention: Zack Sams ( “Title Insurer ”), as earnest money hereunder the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the “Initial Earnest Money”). In the event Purchaser does not elect to terminate this Agreement on or prior to the expiration of the Due Diligence Period pursuant to Section 7(b), Purchaser shall, prior to the close of business on the last business day of the Due Diligence Period, deposit with Title Insurer as additional earnest money the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) (together with the Initial Earnest Money, collectively, the “Earnest Money”). The Earnest Money may, at Purchaser’s election, be invested in United States treasury obligations or such other interest-bearing accounts or securities as are approved by Purchaser and Seller in writing; provided, however, that all interest earned on the Earnest Money shall be administered, paid or credited (as the case may be) to Purchaser in all cases and shall in no event constitute Earnest Money. At the closing of the transactions contemplated by this Agreement (the “Closing”), Purchaser shall receive a credit against the Purchase Price for the Earnest Money.

(b)The Purchase Price, less a credit for the Earnest Money, and plus or minus prorations and adjustments as set forth in Sections 17 and 10(a) hereof, shall be paid by Purchaser to the Title Insurer by wire transfer of immediately available federal funds prior to 2:00 p.m. Chicago time on the Closing Date (defined below).

(c)Promptly after Title Insurer’s receipt of the Earnest Money, Title Insurer shall deliver to Seller One Hundred and No/100 Dollars ($100.00) of the Earnest Money as independent consideration (the “Independent Consideration”) for Seller’s execution and delivery of this Agreement. The Independent Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, and is non-refundable in all events. To avoid doubt, any provision of this Agreement that entitles Purchaser to a return of the Earnest Money shall be the Earnest Money less the Independent Consideration.

6.Representations, Warranties and Covenants.

(a)Seller’s Representations and Warranties. As a material inducement to Purchaser to execute this Agreement and consummate this transaction, each of CAF and Seller represents and warrants to Purchaser as follows as of the Effective Date:

(1) Organization and Authority. Seller has been duly organized and is validly existing as a Delaware corporation. Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement, consummate or cause to be consummated the sale and make or cause to be made transfers and assignments contemplated herein. The person signing this Agreement on behalf of Seller is authorized to do so. This Agreement has been authorized and properly executed and constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, and all of the documents to be delivered by Seller at the Closing shall be authorized and properly executed and shall constitute the valid and binding obligations of Seller, enforceable against Seller in accordance with their terms.

(2) Conflicts. There is no agreement to which Seller is a party or, to Seller’s Knowledge, binding on Seller or the Property which is in conflict with this Agreement or which would limit or restrict the timely performance by Seller of its obligations pursuant to this Agreement.

(3) Litigation. Except as set forth on Schedule 6(a)(3), there is no action, suit or proceeding pending or, to Seller’s Knowledge, threatened in writing, which (i) affects or relates to the Property, or (ii) which challenges or impairs Seller’s ability to execute, deliver or perform this Agreement or consummate the transaction contemplated hereby.

(4) Leases. Schedule 6(a)(4) sets forth a copy of the current rent roll for the Premises (the “Rent Roll”), which, to Seller’s Knowledge, is true, accurate and complete as of the date thereof. To Seller’s Knowledge, except as set forth in the Rent Roll, there are no leases, subleases, licenses or other occupancy agreements which grant any possessory interest in and to any space situated on or in the Improvements. To Seller’s Knowledge, except as otherwise specifically set forth in the Rent Roll: (a) the Leases are in full force and effect; and (b) there are no leases with any affiliate(s) of Seller. To Seller’s Knowledge, Seller has provided (or, upon execution hereof, will provide) to Purchaser true, correct and complete copies of the Leases.

(5) Service Contracts. To Seller’s Knowledge, Exhibit B sets forth all of the Service Contracts presently outstanding or in effect with respect to the Premises. To Seller’s Knowledge, Seller has neither received nor given any written notice of material default under a Service Contract that remains uncured. To Seller’s Knowledge, Seller has provided (or, upon execution hereof, will provide) to Purchaser true, correct and complete copies of the Service Contracts.

(6) Notice of Violations. Seller has received no written notice:

A. from any governmental authority that either the Premises or the use thereof materially violates any laws, rules and regulations (including, without limitation, any environmental law) of any federal, state, county or city government or any agency, body, or subdivision thereof having any jurisdiction over the Property that have not been resolved to the satisfaction of the issuer of the notice; or

B.  concerning any change in the zoning classification of the Premises or any part thereof.

(7) Special Assessments. Except as shown in real estate tax bills for the Property, no special assessments for public improvements, nor, to Seller’s Knowledge, annual or special assessments arising under the Declaration, have been made against the Property which are unpaid, including, without limitation, those for construction or maintenance of roads, sewers, water lines, streets, sidewalks and curbs; and, to Seller’s Knowledge, no such special assessments for public improvements have been threatened in writing by any governmental authority.

(8)  Withholding Obligation. Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended.

(9)  Condemnation. Except for any condemnation proceedings for which Seller has not yet been served with process, there is no pending or, to Seller’s Knowledge, threatened (in writing) condemnation or similar proceedings affecting the Premises or any part thereof

(10)  Patriot Act Compliance. Neither Seller nor any person, group, entity or nation that Seller is acting, directly or indirectly, for or on behalf of, is named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or is otherwise a banned or blocked person, group, entity, or nation pursuant to any law that is enforced or administered by the Office of Foreign Assets Control, and Seller is not engaging in this transaction, directly or indirectly, on behalf of, or instigating or facilitating this transaction, directly or indirectly, on behalf of, any such person, group, entity or nation. Seller is not engaging in this transaction, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. None of the funds of Seller have been or will be derived from any unlawful activity with the result that the investment of direct or indirect equity owners in Seller is prohibited by law or that the transaction or this Agreement is or will be in violation of law. Seller has and will continue to implement procedures, and has consistently and will continue to consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times prior to Closing. Notwithstanding the foregoing, the foregoing representations and warranties made by CAF in this subparagraph (10) will not apply to (and CAF makes no representations or warranties in this subparagraph (10) with regard to) ether KSC Investment, LLC, a Delaware limited liability company, GSS Property Services XIV, Inc., a Delaware corporation, the direct or indirect owners of any interest in either such entity, or the members, managers, shareholders, owners, employees, agents, affiliates, representatives, or subsidiaries of any of the foregoing.

(11) Personal Property. The personal property to be transferred to Purchaser is free and clear of liens, security interests and other encumbrances arising by, through or under Seller, except as a result of instruments securing a loan that shall be paid in full by Seller at or prior to Closing.

(12) Third-Party Rights. Except for this Agreement, Seller has not entered into any agreements currently in effect pursuant to which Seller has granted any rights of first refusal to purchase all or any part of the Property, options to purchase all or any part of the Property or other rights whereby any individual or entity has the right to purchase all or any part of the Property.

For purposes of this Section 6(a), the term “Seller’s Knowledge” means the actual knowledge of Jack Alexander, and shall not be construed, by imputation or otherwise, to refer to the knowledge of any other officer, director, agent, manager, member, representative, employee or advisor of Seller, or impose upon Seller any duty to inquire into or investigate the matter to which such actual knowledge, or absence thereof, pertains. Further, CAF joins in the execution and delivery of this Agreement solely for the purpose of making the representations and warranties set forth in this Section 6(a) jointly and severally with Seller, agreeing to the terms and provisions of Section 9 and delivering the Representation Certificate at Closing.

(b)Purchaser’s Representations and Warranties. As a material inducement to Seller to execute this Agreement and consummate this transaction, Purchaser represents and warrants to Seller as follows:

(1)  Organization and Authority. Purchaser has been duly organized and is validly existing as a limited liability company and is registered to transact business as a foreign limited liability company under the laws of the State of Texas. Purchaser has the full right and authority and has obtained any and all consents required therefor to enter into this Agreement, consummate or cause to be consummated the purchase of the Property, and make or cause to be made the deliveries and undertakings contemplated herein or hereby. The person signing this Agreement on behalf of Purchaser is authorized to do so. This Agreement has been authorized and properly executed and constitutes the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, and all of the documents to be delivered by Purchaser at the Closing shall be authorized and properly executed and shall constitute the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms.

(2)  ERISA. Purchaser is not (and, throughout the period transactions are occurring pursuant to this Agreement, will not be) and is not acting on behalf of (and, throughout the period transactions are occurring pursuant to this Agreement, will not be acting on behalf of) an “employee benefit plan” as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, a “plan” as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity deemed to hold the plan assets of any of the foregoing pursuant to 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA. Purchaser is either not, and is not using the assets of, a “governmental plan” as defined in Section 3(32) of ERISA or, if Purchaser is, or is using the assets of, a governmental plan, the transactions contemplated by this Agreement are not in violation of any laws applicable to Purchaser, regulating investments of, or fiduciary obligations with respect to, governmental plans.

(3)  Patriot Act Compliance. Neither Purchaser nor any person, group, entity or nation that Purchaser is acting, directly or indirectly, for or on behalf of, is named by any Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or is otherwise a banned or blocked person, group, entity, or nation pursuant to any law that is enforced or administered by the Office of Foreign Assets Control, and Purchaser is not engaging in this transaction, directly or indirectly, on behalf of, or instigating or facilitating this transaction, directly or indirectly, on behalf of, any such person, group, entity or nation. Purchaser is not engaging in this transaction, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. None of the funds of Purchaser have been or will be derived from any unlawful activity with the result that the investment of direct or indirect equity owners in Purchaser is prohibited by law or that the transaction or this Agreement is or will be in violation of law. Purchaser has and will continue to implement procedures, and has consistently and will continue to consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times prior to Closing.

(4)  Conflicts. There is no agreement to which Purchaser is a party or, to Purchaser’s knowledge, that is binding on Purchaser which is in conflict with this Agreement or which would limit or restrict the timely performance by Purchaser of its obligations pursuant to this Agreement.

(c)Covenants of Seller. Seller covenants and agrees that during the period from the date of this Agreement through and including the Closing Date:

(1)  Seller will timely pay and perform its obligations in all material respects under the Leases and Assumed Service Contracts to be assumed by Purchaser pursuant hereto.

(2)  Following the date that is two (2) business days prior to the expiration of the Due Diligence Period, Seller will not enter into any contract (other than new Leases entered into in accordance with this Section 6(c)) that will be an obligation affecting the Property subsequent to the Closing Date except for contracts entered into in the ordinary course of business that are terminable without cause and without payment of a penalty on not more than 30-days’ notice. Promptly after receipt by Seller of a written request from Purchaser (which shall not be made more than one time after the Effective Date), Seller shall deliver or make available to Purchaser (a) an updated Rent Roll, and (b) copies of any new Service Contracts and/or Leases entered into after the Effective Date.

(3)  Following the expiration of the Due Diligence Period, Seller shall not, without Purchaser’s prior written consent, enter into any new Lease or renew (except for any renewals that become month-to-month leases for not more than five percent (5%) of the units at the Property) or extend any existing Lease (unless tenant has such right in its existing lease), unless the Lease is on Seller’s standard form, is for a period of not less than six (6) months and not more than fifteen (15) months, and at rental rates and containing only such tenant concessions as are consistent with Seller’s current practices.

(4)  Seller will not remove any Personal Property from the Premises except as may be required for necessary repair or replacement, and in the event of such replacement, the replacement shall be of materially equal or better quality and quantity as existed as of the time of its removal.

(5) Seller will continue to operate and maintain the Premises in accordance with Seller’s past practices; provided, however, that Seller shall not be required to make any capital expenditures in maintaining and operating the Premises, except consistent with Seller’s current practices to the extent necessary to protect life, safety and/or health. Seller shall maintain in existence all licenses, permits and approvals that are now in existence with respect to, and are required for, the ownership and operation of the Premises and are of a continuing nature, if there are any that exist on the date hereof. Seller shall, or shall cause its property manager to operate and maintain the Property in accordance with Seller’s then current policies and procedures based on the guidance provided by the multi-family industry and the local laws, as modified by Seller from time to time, in response to the Covid-19 pandemic.

(6) Seller will maintain casualty insurance of a level and type consistent with the insurance maintained by Seller prior to the execution of this Agreement with respect to the Premises.

(7) After receipt of the Title Commitment, Seller will not do anything, nor authorize anything to be done, which would materially and adversely affect the condition of title as shown on the Title Commitment.

(8) Seller will terminate any terminable Service Contract that Purchaser, by written notice to Seller before the date that is two (2) business days prior to the end of the Due Diligence Period, requests Seller to terminate, provided, however, that Purchaser acknowledges and agrees that (i) all costs and expenses associated with any such termination shall be paid by Purchaser, (ii) any such termination may be conditioned on the completion of the Closing and (iii) any such termination shall be effective only after the end of any notice or grace period specified in the applicable Service Contract (which may not occur until after the Closing),

Any and all Service Contracts not fully and effectively terminated as of Closing as well as those that Purchaser is required to assume shall be assumed by Purchaser at Closing and shall be deemed an “Assumed Service Contract.” Notwithstanding the preceding sentence, Seller may elect to not assign any Service Contract that is a national or “portfolio” contract.

(9)  At Closing all rental units vacant for more than five (5) business days prior to Closing shall be delivered to Purchaser in “rent-ready” condition in accordance with Seller’s normal standard operating procedure. Notwithstanding the foregoing, if Seller fails to, or elects not to, deliver any such vacant unit in rent-ready condition, Seller shall provide Purchaser with a Five Hundred and No/100 Dollar ($500.00) credit per such vacant unit at Closing.

(d)Representation and Warranties Prior to Closing. The continued validity in all material respects of the foregoing representations and warranties shall be a condition precedent to the obligation of the party to whom the representation and warranty is given to close this transaction. If any of Seller’s representations and warranties shall not be true and correct at any time on or before the Closing in any material respect whether or not true and correct as of the Effective Date or whether any change in facts or circumstances has made the applicable representation and warranty no longer true and correct and regardless as to whether Purchaser becomes aware of such fact through Seller’s notification or otherwise, then Purchaser may, at Purchaser’s option, exercised by written notice to Seller (and as its sole and exclusive remedies), either (i) proceed with this transaction, accepting the applicable representation and warranty as being modified by such subsequent matters or knowledge and waiving any right relating thereto, if any, or (ii) only in the event such representation or warranty is no longer true and correct in any material and adverse respect, terminate this Agreement and declare this Agreement of no further force and effect and in which event the Earnest Money shall promptly be returned to Purchaser and Seller shall have no further liability hereunder by reason thereof. Seller shall have the right to update any of the representations, if necessary, in order to make the same true and correct as of the Closing Date by written instrument delivered to Purchaser at Closing setting forth such changes to factual matters. Notwithstanding the foregoing or anything to the contrary contained in this Section 6(d), Purchaser shall only be entitled to pursue the remedies afforded to Purchaser under Section 18 hereof (other than the termination of this Agreement and return of the Earnest Money, which is permitted as set forth above without the foregoing conditions) in the event any of Seller’s representations or warranties was untrue in any material respect on the date of this Agreement or became untrue, incomplete, or inaccurate in any material respect prior to Closing, due to the acts or omission of Seller; provided, however, Purchaser shall not be permitted to make a claim under Section 18 with respect to any breach of a representation or warranty caused by the act or omission of Seller to the extent that Chris Milner, representative of Purchaser, had actual knowledge of such breach prior to the Closing Date and fails to notify Seller of such breach within ten (10) days of obtaining knowledge thereof.

7.Due Diligence Period.

(a)Purchaser shall have a period ending at 5:00 p.m. Chicago time on January 31, 2021 (the “Due Diligence Period”), to examine, inspect, and investigate the Property and, in Purchaser’s sole judgment and discretion, to determine whether Purchaser wishes to proceed to purchase the Property.

(b)Purchaser in its sole and absolute discretion may terminate this Agreement for any reason or for no reason by giving written notice of such termination to Seller on or before the last day of the Due Diligence Period. If this Agreement is terminated pursuant to this Section 7, the Earnest Money shall be immediately refunded to Purchaser, and neither party shall have any further liability or obligation to the other under this Agreement except for the indemnity provisions set forth in Section 7(c) of this Agreement and any other provision of this Agreement that is expressly intended to survive the termination of this Agreement. If Purchaser does not timely elect to terminate this Agreement, then Purchaser shall be deemed to have elected to proceed to purchase the Property and this Agreement shall continue in full force and effect. If Purchaser elects to proceed (or is deemed to have elected to proceed) to purchase the Property, then except as otherwise expressly provided in this Agreement (including, without limitation, in Section 13), the Earnest Money shall be non-refundable.

(c)Subject to the rights of tenants under the Leases, Purchaser and its affiliates, and its and its affiliates’ partners, employees, officers, directors, legal counsel, agents, accountants, investors, lenders and consultants (collectively, “Purchaser’s Representatives ”), shall have reasonable access to the Premises for the purpose of conducting on a non-destructive basis, surveys, architectural, engineering, non-invasive geo-technical and environmental inspections and tests, and any other inspections, studies, or tests reasonably required by Purchaser. Purchaser shall give Seller not less than forty-eight (48) hours prior written or telephonic notice (which notice shall be to Jack Alexander by e-mail at jack@cafcapital.com and to Brooke Hendry by e-mail at brooke@cafmanagement.com before entering onto the Premises to perform inspections or tests, and (I) in the case of tests Purchaser shall specify to Seller the precise nature of the test to be performed, and (II) as a condition precedent to Purchaser’s and each of its agent’s and representative’s right to access the Property or to perform any such test or inspection, Purchaser shall deliver to Seller certificates of insurance naming Seller and Seller’s property manager as an additional insured and issued by reputable insurers authorized to do business in the State where the Premises is located having a rating of at least “A-VII” by A.M. Best Company evidencing (1) worker’s compensation insurance meeting the legally mandated limits of coverage, if any, and (2) commercial general liability insurance with limits of not less than One Million and No/100 Dollars ($1,000,000.00) per occurrence and Two Million and No/100 Dollars ($2,000,000.00) in the aggregate. Such examination of the physical condition of the Premises may include an examination for the presence or absence of hazardous or toxic materials, substances or wastes (collectively, “Hazardous Materials”), which shall be performed or arranged by Purchaser at Purchaser’s sole expense. Such examination shall be limited to non-invasive, non-destructive methods unless Seller otherwise consents in writing, which consent may be withheld or granted in Seller’s sole and unfettered discretion. Purchaser shall keep the Premises free and clear of any liens and will indemnify, protect, defend, and hold each Seller Related Party (defined below) harmless from and against all Claims (defined below) asserted against or incurred by any Seller Related Party as a result of any such entry by Purchaser, its agents, employees or representatives, including, without limitation, Claims sustained as a result of damage to the Premises and injury to persons and Claims incurred by Seller as a result of Purchaser’s breach of this Section 7(c). Notwithstanding the foregoing or anything to the contrary contained herein, Purchaser’s indemnification obligations pursuant to this Agreement shall in no event apply to (x) the mere discovery of a pre-existing environmental or physical condition at the Property, or (y) anything caused by the gross negligence or willful misconduct of Seller or any of its agents or employees. If any inspection or test disturbs the Premises, Purchaser will promptly restore the Premises to the same condition as existed prior to any such inspection or test. Purchaser and its agents, employees, and representatives may, upon not less than forty-eight (48) hours prior written or telephonic notice to Seller (given in the same manner as noted above in this paragraph), examine and make copies of all books and records and other materials relating to the condition of the Premises in Seller’s possession at the office where such records are maintained except for those that Seller, in its sole and absolute discretion, deems confidential or privileged. Any information provided to or obtained by Purchaser with respect to the Premises shall be subject to the provisions of Section 22(o) of this Agreement. Promptly after receipt of the written request of Seller, Purchaser shall deliver to Seller a complete copy of any written studies, reports, test results or similar documents prepared by or on behalf of Purchaser or its agents, provided, however, (i) Seller shall have no right to rely on such studies, reports, test result or similar documents and (ii) Purchaser shall have no obligation to deliver to Seller any internally prepared studies, reports, test results or other documents which are confidential or proprietary. The obligations of Purchaser under this Section shall survive the Closing and the termination of the Agreement for a period of one (1) year.

8.As Is Sale; Release.

(a)By Closing this transaction, Purchaser will be deemed to have acknowledged and agreed that it has been given a full opportunity to inspect and investigate each and every aspect of the Property, either independently or through agents of Purchaser’s choosing, including, without limitation:

(1)  All matters relating to title, together with all governmental and other legal requirements such as taxes, assessments, zoning, use permit requirements and building codes.

(2)  The physical condition of the Premises, including, without limitation, the interior, the exterior, the structure, the paving, the utilities, environmental and all other physical and functional aspects of the Premises.

(3)  Any easements and/or access rights affecting the Premises, whether reflected in the Title Commitment, the Survey, or in any other survey obtained by or delivered to Purchaser.

(4)  The Leases and all matters in connection therewith, including, without limitation, the ability of the tenant thereunder to pay the rent.

(5)  The Service Contracts and any other documents or agreements of significance affecting the Property and furnished to Purchaser.

(b)PURCHASER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT SELLER IS SELLING AND PURCHASER IS PURCHASING THE PREMISES ON AN “AS IS WITH ALL FAULTS” BASIS AND THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN ANY DOCUMENT EXECUTED AND DELIVERED BY SELLER AT OR IN CONNECTION WITH CLOSING (COLLECTIVELY, THE “CLOSING DOCUMENTS”), PURCHASER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, ITS AGENTS, OR BROKERS AS TO ANY MATTERS CONCERNING THE PROPERTY, INCLUDING WITHOUT LIMITATION: (I) THE QUALITY, NATURE, ADEQUACY AND PHYSICAL CONDITION OF THE PREMISES, INCLUDING, BUT NOT LIMITED TO THE STRUCTURAL ELEMENTS, FOUNDATION, ROOF, APPURTENANCES, ACCESS, LANDSCAPING, PARKING FACILITIES AND THE ELECTRICAL, MECHANICAL, HVAC, PLUMBING, SEWAGE, AND UTILITY SYSTEMS, FACILITIES AND APPLIANCES, (II) THE QUALITY, NATURE, ADEQUACY, AND PHYSICAL CONDITION OF SOILS, GEOLOGY AND ANY GROUNDWATER, (III) THE EXISTENCE, QUALITY, NATURE, ADEQUACY AND PHYSICAL CONDITION OF UTILITIES SERVING THE PREMISES, (IV) THE DEVELOPMENT POTENTIAL OF THE PREMISES, AND THE PREMISES’ USE, HABITABILITY, MERCHANTABILITY, OR FITNESS, SUITABILITY, VALUE OR ADEQUACY OF THE PREMISES FOR ANY PARTICULAR PURPOSE, (V) THE ZONING OR OTHER LEGAL STATUS OF THE PREMISES OR ANY OTHER PUBLIC OR PRIVATE RESTRICTIONS ON USE OF THE PREMISES, (VI) THE COMPLIANCE OF THE PREMISES OR ITS OPERATION WITH ANY APPLICABLE CODES, LAWS, REGULATIONS, STATUTES, ORDINANCES, COVENANTS, CONDITIONS AND RESTRICTIONS OF ANY GOVERNMENTAL OR QUASI-GOVERNMENTAL ENTITY OR OF ANY OTHER PERSON OR ENTITY, (VII) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS ON, UNDER OR ABOUT THE PREMISES OR THE ADJOINING OR NEIGHBORING PROPERTY, (VIII) THE QUALITY OF ANY LABOR AND MATERIALS USED IN ANY IMPROVEMENTS ON THE PREMISES, (IX) THE CONDITION OF TITLE TO THE PREMISES, (X) THE LEASES, SERVICE CONTRACTS AND ANY OTHER AGREEMENTS AFFECTING THE PREMISES AND (XI) THE ECONOMICS OF ANY PAST OR FUTURE OPERATIONS OF THE PROPERTY.

(c)AT CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S

INVESTIGATIONS, AND PURCHASER (INCLUDING ANYONE CLAIMING THROUGH PURCHASER, INCLUDING ITS SUCCESSORS-IN-INTEREST AND ASSIGNS), SHALL BE DEEMED TO HAVE FULLY AND IRREVOCABLY WAIVED, RELINQUISHED AND RELEASED SELLER AND EACH OF ITS EMPLOYEES, OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, REPRESENTATIVES, AGENTS, ATTORNEYS, AFFILIATES, PARENT ENTITIES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS, AND ALL PERSONS, FIRMS, CORPORATIONS AND ORGANIZATIONS ACTING ON THEIR BEHALF (COLLECTIVELY, THE “SELLER RELATED PARTIES”) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES (COLLECTIVELY, “CLAIMS”), OF ANY AND EVERY KIND OR CHARACTER, WHETHER KNOWN OR UNKNOWN, DIRECT OR INDIRECT, FORESEEABLE OR UNFORESEEABLE, ABSOLUTE OR CONTINGENT, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST THE SELLER RELATED PARTIES AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS, AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY, EXCEPT AS EXPRESSLY SET FORTH OTHERWISE IN THIS AGREEMENT OR IN ANY OF THE CLOSING DOCUMENTS. WITHOUT LIMITING THE SCOPE OR GENERALITY OF THE FOREGOING RELEASE AND WAIVER PROVISIONS, AND SUBJECT TO THE LIMITATIONS SET FORTH ABOVE, THOSE PROVISIONS SHALL SPECIFICALLY INCLUDE AND COVER (1) ANY CLAIM FOR OR RIGHT TO INDEMNIFICATION, CONTRIBUTION, SUBROGATION OR OTHER COMPENSATION, INCLUDING ANY CLAIM BASED ON OR ARISING UNDER ANY ENVIRONMENTAL LAW NOW OR HEREAFTER IN EFFECT, AND (2) ANY CLAIM FOR OR BASED ON TRESPASS, NUISANCE, WASTE, NEGLIGENCE, ULTRA HAZARDOUS ACTIVITY, STRICT LIABILITY, INDEMNIFICATION, CONTRIBUTION OR OTHER THEORY ARISING UNDER THE COMMON LAW OF THE STATE OF WHERE THE PROPERTY IS LOCATED (OR ANY OTHER APPLICABLE JURISDICTION) OR ARISING UNDER ANY APPLICABLE LAW NOW OR HEREAFTER IN EFFECT. THE RELEASE BY PURCHASER UNDER THIS SECTION INCLUDES CLAIMS OF WHICH PURCHASER IS PRESENTLY UNAWARE OR WHICH PURCHASER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY PURCHASER, COULD MATERIALLY AFFECT PURCHASER’S RELEASE OF SELLER. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE WAS NEGOTIATED TO REFLECT THAT THE PROPERTY IS BEING SOLD BY SELLER TO PURCHASER SUBJECT TO THE FOREGOING. THE PURCHASE PRICE WILL NOT BE INCREASED IF COSTS TO PURCHASER ASSOCIATED WITH THE PROPERTY PROVE TO BE LESS THAN ORIGINALLY ANTICIPATED NOR WILL THE PURCHASE PRICE BE REDUCED IF COSTS TO PURCHASER ASSOCIATED WITH THE PROPERTY OR PURCHASER’S PLANS FOR THE PROPERTY PROVE TO BE HIGHER THAN ORIGINALLY ANTICIPATED. PURCHASER ACKNOWLEDGES THAT (i) PURCHASER HAS READ AND FULLY UNDERSTANDS THE PROVISIONS OF THIS SECTION, INCLUDING EVERY SUBSECTION THEREOF, (ii) PURCHASER HAS HAD AMPLE OPPORTUNITY TO ASK QUESTIONS OF ITS INDEPENDENT LEGAL COUNSEL ABOUT THE MEANING AND SIGNIFICANCE OF ALL SUCH PROVISIONS, AND (iii) PURCHASER HAS ACCEPTED AND AGREED TO ALL SUCH PROVISIONS. THE PROVISIONS OF THIS SECTION SHALL EXPRESSLY SURVIVE THE CLOSING, NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND SHALL BE DEEMED INCORPORATED INTO THE DEED. PURCHASER ACKNOWLEDGES AND AGREES THAT THE RELEASES, WAIVERS AND DISCLAIMERS AND OTHER AGREEMENTS SET FORTH HEREIN ARE AN INTEGRAL PART OF THIS AGREEMENT AND THAT SELLER WOULD NOT HAVE AGREED TO SELL THE PROPERTY TO PURCHASER FOR THE PURCHASE PRICE WITHOUT THE RELEASES, WAIVERS AND DISCLAIMERS AND OTHER AGREEMENTS SET FORTH ABOVE. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN ANY CLOSING DOCUMENT, THE FOREGOING RELEASE SHALL IN NO EVENT APPLY TO (1) ANY CLAIM BY A THIRD PARTY UNRELATED TO PURCHASER RELATING TO THE PROPERTY AND RESULTING FROM THE NEGLIGENT ACTS OR OMISSIONS OR WILLFUL MISCONDUCT OF SELLER OR ANY OF ITS AGENTS OR EMPLOYEES OCCURRING PRIOR TO CLOSING DURING SELLER’S PERIOD OF OWNERSHIP OF THE PROPERTY, OR (2) ANY CLAIM BY A THIRD-PARTY BASED UPON STRICT LIABILITY AND RELATING TO THE PERIOD PRIOR TO CLOSING.

(d)TO THE EXTENT NOW OR HEREAFTER APPLICABLE, EACH PARTY HEREBY WAIVES ITS RIGHTS, IF ANY, UNDER THE DECEPTIVE TRADE PRACTICES – CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, EACH PARTY VOLUNTARILY CONSENTS TO THIS WAIVER.

9.	Survival of Representations and Warranties After Closing; Limitation of Seller’s Liability.

(a)The representations and warranties herein shall survive the Closing for a period of six (6) months (the “Limitation Period”), and any suit for breach must be filed within six (6) months of Closing or such claim shall be forever barred and CAF shall have no liability with respect thereto. Any claim for a breach of the representations and warranties of CAF or Seller made herein may only be made by Purchaser against CAF, and Seller shall have no liability with respect thereto from and after Closing.

(b)Purchaser shall provide written notice to CAF of any breach of any of CAF’s or Seller’s representations, warranties or covenants of which Purchaser acquires knowledge, through any means, at any time after the Closing Date but prior to the expiration of the Limitation Period, and shall allow CAF thirty (30) days within which to cure such breach, or, if such breach is susceptible of cure but cannot reasonably be cured within thirty (30) days after receipt of Purchaser’s notice, an additional reasonable time period, not to exceed an additional thirty (30) days, required to effect such cure so long as such cure has been commenced within such thirty (30) days and diligently pursued. If CAF fails to cure such breach after actual written notice and within such cure period, Purchaser’s sole remedy shall be an action at law for actual damages, which must be commenced, if at all, within the thirty (30) days after the expiration of the Limitation Period. Notwithstanding anything to the contrary contained herein, Purchaser shall not be permitted to make a claim against CAF under this Section 9 with respect to any matter that Chris Milner, representative of Purchaser, had actual knowledge of on or prior to the Closing Date. Notwithstanding anything to the contrary contained herein, Purchaser shall be deemed to have knowledge of any due diligence items located in the Dropbox virtual data room (located at https://www.dropbox.com/sh/7bvezflnf4x5aaw/AADKUgf7R257iDG3W0bK9hzda?dl=0) as of the expiration of the Due Diligence Period.

(c)Notwithstanding anything in this Section 9 to the contrary, (i) Purchaser shall not be entitled to make a claim against CAF for a violation of the representations, warranties, and covenants under this Agreement or in any document executed by CAF pursuant to this Agreement unless the amount of damages to Purchaser equals or exceeds Twenty-Five Thousand and No/100 Dollars ($25,000.00) in any one instance, and (ii) the cumulative, maximum amount of liability that CAF shall have to Purchaser for breaches of the representations, warranties and covenants under this Agreement and in any document executed by CAF pursuant to this Agreement shall not exceed one percent (1%) of the Purchase Price (the “Cap”). CAF hereby covenants and agrees that for the duration of the Limitation Period and until all timely asserted claims are resolved, CAF will make such arrangements as are necessary to ensure that CAF has the ability to meet its obligations under this Agreement with respect to the representations and warranties made by CAF in Section 6(a) of this Certificate, but CAF will not be required to hold liquid assets after Closing.

10.Closing. (a) The Closing shall be accomplished through the escrow referred to in Subsection (b) below, and shall take place on or before March 1, 2021 (the “Closing Date”), or such earlier date on which the parties shall mutually agree in writing, provided that all conditions precedent to the Closing have been fulfilled or have been waived in writing by the respective party entitled to waive the same. Notwithstanding the preceding sentence, Purchaser shall have a one-time right to extend the Closing Date to a business day no later than March 15, 2021, which right shall be exercisable by the delivery of written notice thereof to Seller and Title Insurer no later than five (5) business days before the originally scheduled Closing Date, and upon exercise of this right to extend, the Purchase Price shall, without further action required by either party hereto, increase by $195,000 to $56,695,000.

(b)On or prior to the Closing Date, the parties shall establish the usual form of deed and money escrow with the Title Insurer. Counsels for the respective parties are hereby authorized to execute the escrow trust instructions as well as any amendments thereto.

11.Conditions to Purchaser’s Obligation to Close. (a) Purchaser shall not be obligated to proceed with the Closing unless and until each of the following conditions has been either fulfilled or waived in writing by Purchaser:

(1)  This Agreement shall not have been previously terminated pursuant to any other provision hereof;

(2)  Seller shall have satisfied all of Seller’s material obligations under this Agreement and shall be prepared to deliver or cause to be delivered to Purchaser all instruments and documents to be delivered to Purchaser at the Closing pursuant to Section 14 and Section 16 or any other provision of this Agreement;

(3) All property managing services provided to the Premises under any property management agreement shall have been terminated on or prior to the Closing; and

(4)  Seller’s representations and warranties contained herein shall be true and correct in all material respects as of the Closing Date, except for such changes as are permitted pursuant to this Agreement.

(5)  The Title Insurer shall have committed irrevocably (subject only to the payment of any applicable premiums and other fees) to issue the Title Policy, in accordance with Section 13 below, and caused to be provided a closing protection letter.

(b)In the event that any of the foregoing conditions shall not have been fulfilled on or before the time for Closing hereunder, then subject to the provisions of Section 18(b) hereof, Purchaser may elect, upon written notice to Seller, to terminate this Agreement, in which event the Earnest Money shall be returned to Purchaser, and neither party shall have any further liability or obligation to the other, except for the provisions of this Agreement which are expressly stated to survive the termination of this Agreement.

12.Conditions to Seller’s Obligation to Close. (a) Seller shall not be obligated to proceed with the Closing unless and until each of the following conditions has been fulfilled or waived in writing by Seller:

(1)  Purchaser shall pay to Seller the Purchase Price and all other amounts to be paid to it at Closing pursuant to the provisions of this Agreement;

(2)  Purchaser shall have satisfied all of Purchaser’s material obligations under this Agreement and shall be prepared to deliver to Seller all instruments and documents to be delivered to Seller at the Closing pursuant to Section 15 and Section 16 or any other provision of this Agreement;

(3)  This Agreement shall not have been previously terminated pursuant to any other provision hereof; and

(4)  Purchaser’s representations and warranties contained herein shall be true and correct in all material respects as of the Closing Date.

(b)In the event that any of the foregoing conditions shall not have been fulfilled on or before the time for Closing hereunder, then subject to the provisions of Section 18(a) hereof, Seller may elect, upon written notice to Purchaser, to terminate this Agreement, in which event the Earnest Money shall be delivered to Seller, and neither party shall have any further liability or obligation to the other, except for the provisions of this Agreement which are expressly stated to survive the termination of this Agreement.

13.Title Insurance. (a) Within five (5) days of the date hereof, Seller shall cause to be delivered to Purchaser (i) a commitment for the Title Policy described in Subsection (b) below (the “Title Commitment”), together with all of the underlying documentation described in such Title Commitment, and (ii) Seller’s most recent survey of the Premises (the “Survey”). AS PROVIDED FOR IN THE TEXAS REAL ESTATE LICENSE ACT, PURCHASER IS ADVISED TO HAVE AN ABSTRACT OF TITLE WITH REGARD TO THE PROPERTY EXAMINED BY AN ATTORNEY OF ITS CHOICE, OR TO OBTAIN A POLICY OF TITLE INSURANCE.

(b)As a condition to Closing, Title Insurer shall commit to issue to Purchaser at Closing a Texas standard form Owner’s Policy of Title Insurance (the “Title Policy”) issued by Title Insurer, dated the day of Closing, in the full amount of the Purchase Price, subject only to the Permitted Exceptions (defined below). The Title Policy may contain any endorsements reasonably requested by Purchaser; provided, that if the Title Insurer is unable or unwilling to provide any of the foregoing endorsements to Purchaser’s Title Policy, Purchaser shall nevertheless be obligated to proceed to the Closing of the transactions contemplated by this Agreement.

(c)Prior to the expiration of the Due Diligence Period, Purchaser shall review title to the Premises as disclosed by the Title Commitment and the Survey and satisfy itself as to the availability from the Title Insurer of the Title Policy and all requested endorsements to such Title Policy. Purchaser shall have the right, at Seller’s sole cost and expense, to obtain an update of the Survey (any such update, a “New Survey”) at any time prior to the expiration of the Due Diligence Period, and promptly after receipt of written request from Seller, Purchaser shall deliver to Seller a complete copy of any such updated Survey.

(d)Should the Title Commitment, the Survey, or any New Survey contain any title exceptions or other matters which are not acceptable to Purchaser (collectively, “Objectionable Title and/or Survey Matters”), in its sole and absolute discretion, Purchaser shall, on or prior to the date that is two (2) business days following the Effective Date, notify Seller of any such Objectionable Title and/or Survey Matters. If Purchaser fails to so notify Seller of any Objectionable Title and/or Survey Matters, all exceptions and other matters appearing in the Title Commitment shall be deemed accepted by Purchaser and included as the “Permitted Exceptions”. If Purchaser timely notifies Seller in writing of any such Objectionable Title and/or Survey Matters (such writing, “Purchaser’s Title Notice ”), Seller, in Seller’s sole discretion, may, but shall have no obligation to remove or cure Objectionable Title and/or Survey Matters, except for (i) liens of an ascertainable amount created by Seller which can be cured with the payment of an ascertainable amount, including, without limitation, all liens of mortgages or deeds of trust, mechanics’ liens, attachments, judgments, liens to secure the payment of income taxes of Seller or Seller’s constituents, delinquent property tax and assessment liens against the Property, and (ii) any master lease between a Seller and its master lessee or any operating sublease between such master lessee and its operating sublessee, in each case related to or securing Seller’s master lease financing facility ownership structure (collectively, “Mandatory Cure Items”), which Mandatory Cure Items Seller shall cause to be released at the Closing or, if Purchaser consents in writing, which consent shall not be unreasonably withheld, conditioned, or delayed, affirmatively insured over by the Title Insurer. Seller shall be deemed to have given notice to Purchaser that Seller refuses to cure any such Objectionable Title and/or Survey Matters, which Seller may so do in its sole discretion, unless Seller, within two (2) business days after receipt of Purchaser’s Title Notice, shall notify Purchaser in writing (the “Seller’s Title Notice”) that Seller will either attempt or refuse to cure such Objectionable Title and/or Survey Matters prior to or concurrently with Closing. If Seller’s Title Notice indicates that Seller refuses to cure said Objectionable Title and/or Survey Matters (or if Seller is deemed to refuse to cure said Objectionable Title and/or Survey Matters), Purchaser may (a) terminate this Agreement on or prior to the expiration of the Due Diligence Period, and in either event the Earnest Money shall be returned to Purchaser, and neither party shall have further rights or obligations pursuant to this Agreement, except as expressly provided herein; or (b) if Purchaser fails to so terminate, Purchaser shall be deemed to have waived such Objectionable Title and/or Survey Matters and accept that title to the Property is subject thereto, in which event there shall be no reduction in the Purchase Price.

(e)Additional Exceptions. If at any time any supplement or amendment to the Title Commitment is issued prior to Closing and it shows any additional exceptions to title not shown in the Title Commitment not created by, through or under Purchaser, or any modification to the scope of the exceptions in the Title Commitment, or if any new matters or modifications to existing matters are shown in any update to the Survey or in any New Survey (collectively, “Additional Exceptions”) which are not acceptable to Purchaser, in Purchaser’s sole discretion, Purchaser shall have until the earlier of (i) five (5) business days from the date that Purchaser receives such supplement or amendment to the Title Commitment or (ii) the Closing Date to give the Seller further written notice of disapproval of such Additional Exceptions to title (“Purchaser’s Additional Notice”). Seller, may, on or prior to the earlier of (i) five (5) business days after receipt of Purchaser’s Additional Notice or (ii) the Closing Date (the “Seller’s Additional Notice Response Deadline”), notify Purchaser in writing (“Seller’s Additional Notice”) that Seller will either attempt or refuse to cure such Additional Exceptions prior to or concurrently with the Closing either by causing the same to be removed from title or, with Purchaser’s written consent not to be unreasonably withheld, condition or delayed, insured over by the Title Insurer, provided, however, Seller shall be obligated to cure or remove Mandatory Cure Items as provided above. If Seller’s Additional Notice indicates that Seller refuses to cure said exceptions or if Seller has not delivered Seller’s Additional Notice on or prior to the Seller’s Additional Notice Response Deadline, Purchaser may (a) terminate this Agreement on or prior to the later of (i) two (2) business days after (x) receipt of Seller’s Additional Notice, or (y) Seller is deemed to have given notice that Seller refuses to cure such exceptions, or (ii) the Closing Date, and in either event the Earnest Money shall be returned to Purchaser and neither party shall have any further obligations or liabilities hereunder except those obligations and liabilities that expressly survive the Closing or termination hereof; or (b) if Purchaser fails to so terminate, Purchaser shall be deemed to have waived such exceptions and accept title subject thereto and such waived exceptions shall be considered Permitted Exceptions.

(f)Title Affidavit. Seller will provide the Title Insurer with a customary ALTA statement, personal undertaking or owner’s affidavit (collectively, an “Owner’s Affidavit”), in the form attached hereto as Exhibit J, which will permit the Title Insurer to remove the standard “mechanics lien” and “GAP” exceptions except for such exceptions that required the delivery of a survey and/or the performance of an inspection for removal.

(g)“Permitted Exceptions” shall mean: (1) any exception arising out of an act of Purchaser or its representatives, agents, employees or independent contractors; (2) zoning and subdivision ordinances and regulations affecting the Premises; (3) the specific exceptions in the Title Commitment and matters shown on the Survey (or any updated or New Survey) deemed “Permitted Exceptions” pursuant to Section 13(d) and Section 13(e) above; (4) real estate taxes and assessments not yet due and payable; (5) rights of tenants under the Leases; and (6) the standard exclusions from coverage set forth in the Title Policy that cannot be removed by the delivery of an owner’s affidavit.

14.Documents to be Delivered to Purchaser at Closing. At Closing, Seller shall deliver or cause to be delivered to Purchaser each of the following instruments and documents:

(a)Deed. The Deed, in substantially the form attached hereto as Exhibit C.

(b)Bill of Sale. The Bill of Sale covering the Personal Property, in substantially the form attached hereto as Exhibit D.

(c)Assignment of Leases and Service Contracts and Intangible Property. An Assignment of Leases, Service Contracts, and Intangible Property in substantially the form attached hereto as Exhibit E, which form shall be modified to include an assumption by Purchaser and an acknowledgement of receipt by Purchaser of the security deposits being assigned at Closing, transferring and assigning to Purchaser, to the extent the same are assignable, all right, title and interest of Seller in the Leases, the Assumed Service Contracts and the other property described therein.

(d)[Intentionally Omitted.]

(e)FIRPTA. An affidavit, in substantially the form attached hereto as Exhibit F, stating Seller’s U.S. taxpayer identification number and that Seller is a “United States person”, as defined by

Internal Revenue Code Section 1445(f)(3) and Section 7701(b).

(f)Owner’s Affidavit. The Owner’s Affidavit materials referred to in Section 13(f) above.

(g)CAF’s Representation Certificate. A certificate, executed by CAF, certifying that all representations and warranties of Seller and CAF set forth in Section 6(a) remain true and correct, in substantially the form attached hereto as Exhibit H (identifying any changes or inaccuracies in such representations and warranties).

(h)Termination of Management Agreement. Evidence of the termination of Seller’s existing management agreement for the Premises.

(i)Service Contracts.  Evidence of the notices of termination given by Seller pursuant to Section 6(c)(8) hereof.

(j)Evidence of Authority.  Documentation to establish to the Title Insurer’s reasonable satisfaction the due authorization of Seller’s consummation of the transactions contemplated hereby, including Seller’s execution of this Agreement and the Closing Documents required to be delivered by Seller.

(k)Keys and Original Documents. Keys to all locks on the Premises in Seller’s or Seller’s property manager’s possession and originals or, if originals are not available, copies, of all of the Leases, Service Contracts, and other Property documents (including, without limitation, warranties, guaranties, certificates, licenses, permits, authorizations and approvals), to the extent not previously delivered to Purchaser and in Seller’s possession or control.

(l)Rent Roll. An updated Rent Roll.

(m)[Intentionally Omitted].

(n)Other Deliveries. Such other documents and instruments as may be required by any other provision of this Agreement or as may reasonably be required to carry out the terms and intent of this Agreement.

15.Documents to be Delivered to Seller at Closing. At Closing, Purchaser shall deliver or cause to be delivered to Seller each of the following instruments, documents and amounts:

(a)Purchase Price. The Purchase Price calculated and delivered pursuant to Section 5 hereof, subject to adjustment and proration as provided in Section 17 below.

(b)[Intentionally Omitted.]

(c)Assignment of Leases and Service Contracts. A counterpart of the Assignment of Leases and Service Contracts, in the form attached hereto as Exhibit E.

(d)Other Documents. Such other documents and instruments as may be required by any other provision of this Agreement or as may reasonably be required to carry out the terms and intent of this Agreement.

16.Documents to be Delivered by Seller and Purchaser at Closing. At Closing, Purchaser and Seller shall deliver or cause to be delivered each of the following instruments and documents:

(a)Settlement Statement. A fully executed settlement statement.

(b)Notice to Tenants. A notice to each of the tenants under the Leases in effect on the Closing Date in the form attached hereto as Exhibit G (collectively, the “Tenant Notices”), which Tenant Notices Seller shall prepare and deliver to each tenant at the Premises following Closing.

17.Prorations and Adjustments. (a) The following items shall be prorated and adjusted between Seller and Purchaser as of 11:59 a.m. on the date immediately preceding Closing, except as otherwise specified:

(1) Taxes and Assessments. Real estate and personal property taxes and assessments, including, without limitation, any assessments, charges or other fees pursuant to the Declaration of Covenants, Conditions, and Restrictions for Beltwood North Business Park filed March 14, 1978 in Volume 78050, Page 9 of the Dallas County, Texas real property records, as amended from time to time (the “Declaration”), due and payable with respect to the Property with respect to the calendar year in which Closing occurs shall be prorated based on the portion of the calendar year which has elapsed prior to the Closing Date. If the amount of the real estate tax bill and/or the personal property tax bill for the year in which the Closing occurs has not been determined as of Closing, the proration credit shall be based on the most recently issued tax bill, and such proration shall be re-prorated upon issuance of the final tax bill. To the extent that the actual taxes and assessments for the current year differ from the amount apportioned at Closing, the parties shall make all necessary adjustments by appropriate payments between themselves within thirty (30) days after Purchaser receives the final tax bill. Seller shall pay, prior to Closing, any special assessments against the Property which are due and payable prior to Closing and Purchaser shall be responsible for all special assessments due and payable on or after the Closing. Subject to any proration or reproration provision set forth in this Section 17(a)(1), Purchaser shall be solely responsible for paying all tax bills for the Property which are due and payable after the Closing. This Section 17(a)(1) shall survive Closing until the date that is thirty (30) days after Purchaser receives the final tax bill for the year during which Closing occurs, or, with respect to any special assessments due and payable with respect to the year during which Closing occurs or any prior year, thirty (30) days after Purchaser receives written notice thereof.

(2) Tax Refunds. Any refund or credit attributable to Seller’s overpayment of taxes and assessments payable prior to the Closing Date is the property of Seller, and any refund or credit attributable to the overpayment of taxes and assessments payable with respect to calendar year 2021, less any attorneys’ fees or costs payable with respect of such taxes and assessments shall be allocated between Seller and Purchaser based upon their respective periods of ownership. Purchaser shall promptly remit to Seller any refunded amounts allocable to Seller, regardless of whether or not any such refund is in the form of a cash rebate or a credit against future taxes and assessments. The provisions of this Section 17(a)(2) shall survive Closing.

(3) Utilities. All utilities shall be prorated based upon estimates using the most recent actual invoices. Seller shall receive a credit for the amount of deposits, if any, with utility companies that are transferable and that are assigned to Purchaser at the Closing. In the case of non-transferable deposits, Purchaser shall be responsible for making any security deposits required by utility companies providing service to the Premises. With respect to any utility payment made by Seller for which tenants must reimburse Seller pursuant to a resident utility billing system, but which reimbursement shall not be due and payable until after Closing: (a) Seller shall receive a credit at Closing in an amount equal to (i) the number of days before Closing for which Seller has not been so reimbursed by tenants (the “Trailing Period”), multiplied by (ii) the daily average of tenant reimbursement for such utility, as determined by the most recent three (3) consecutive collection periods of such reimbursement from tenants immediately preceding the Trailing Period, and (b) within ninety (90) days after the date on which the last reimbursement by tenants relating to the Trailing Period becomes due and payable (the “Trailing Period Due Date”), Seller and Purchaser shall reconcile such credit by making all necessary adjustments by appropriate payments between themselves as determined by the actual collections from residents for such utilities. The provisions of this Section 17(a)(3) shall survive Closing for a period of ninety (90) days following the Trailing Period Due Date.

(4) Collected Rent; Leasing Commissions. Purchaser shall receive a credit for any rent and other income (and any applicable state or local tax on rent) under Leases collected by Seller before Closing that applies to any period after Closing. Uncollected rent and other uncollected income shall not be prorated at Closing. After Closing, Purchaser shall apply all rent and income collected by Purchaser from a tenant (x) first to such tenant’s rental obligations for the month in which the Closing occurs, (y) next to such tenant’s monthly rental for the month in which the payment is made, and (z) then to arrearages in the reverse order in which they were due, remitting to Seller, after deducting collection costs, any rent or expense reimbursements properly allocable to Seller’s period of ownership. Purchaser shall bill and use commercially reasonable efforts to collect such rent arrearages in the ordinary course of business, but shall not be obligated to engage a collection agency or take legal action to collect any rent arrearages. Any rent or other income received by Seller after Closing which are owed to Purchaser shall be remitted to Purchaser promptly after receipt. Leasing commissions and finders fees payable with respect to Leases under which the tenant has moved in prior to the Closing Date shall be paid by Seller, and leasing commissions or finders fees payable with respect to Leases under which the tenant moves in on or after the Closing Date shall be paid by Purchaser. The provisions of this Section 17(a)(4) shall survive Closing for a period of sixty (60) days.

(5) Tenant Security Deposits. All unapplied tenant security deposits (and interest thereon if required by law or contract to be earned thereon) under the Leases held by Seller at Closing, shall be credited to Purchaser at Closing. Purchaser covenants and agrees with Seller that Purchaser will hold, administer and apply all such unapplied tenant security deposits in accordance with applicable law. The foregoing covenant shall survive Closing for the period during which Purchaser owns the Property. Notwithstanding the preceding sentences of this paragraph, Seller shall retain, and Purchaser shall not receive any credit for, any non-refundable tenant fees, including, without limitation, payments made under the Sure Deposit or Lease Protect programs, cleaning fees, redecorating fees and pet fees.

(6)  Service Contracts. With respect to Assumed Service Contracts, Seller shall receive a credit for prepaid charges and premiums applicable to Purchaser’s period of ownership.

(7)  Owner Deposits. Seller shall be entitled to the return of all bonds, deposits, letters of credit, set aside letters or other similar items, if any, that are outstanding with respect to the Premises that have been provided by Seller or any of its affiliates, agents or investment advisors to any governmental agency, public utility, or similar entity (collectively, “Owner Deposits”). Purchaser shall replace such Owner Deposits and obtain the release of Seller (or its affiliates) from any obligations under such Owner Deposits. To the extent that any funds are released as a result of the termination of any Owner Deposits for which Seller did not receive a credit, such funds shall be delivered to Seller immediately upon their receipt. The provisions of this Section 17(a)(7) shall survive Closing for a period of sixty (60) days.

(8)  Tax Protests. If, for any year prior to the tax year during which Closing occurs, there are any tax protests filed, or abatement application proceedings pending at any time before or after Closing with respect to the Property, Seller shall have the right to settle such protests or proceedings so long as such settlement does not include any agreement as to the valuation of the Property for real estate tax purposes for the period after Closing (otherwise, Seller shall not settle the same without Purchaser’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed). All amounts recovered as a result thereof, whether by settlement or otherwise, shall, net of Seller’s attorneys’ fees and other expenses, be apportioned as of the Closing for the tax year in which Closing occurs, and paid, when received, to the parties entitled thereto, provided, however, that to the extent any such amounts are payable to tenants pursuant to the terms of the Leases, such amounts shall be promptly paid over to such tenants. To avoid doubt, if Purchaser receives any such amount due to Seller, then Purchaser shall promptly deliver the same to Seller. The provisions of this Section 17(a)(8) shall survive Closing.

(b)Final Prorations. There shall be no readjustment of any prorations after the Closing and all such prorations shall be final, except as expressly set forth in Section 17(a) above.

18.Default; Termination. (a) If Purchaser defaults hereunder, then Seller’s sole remedy shall be to terminate this Agreement by giving written notice thereof to Purchaser, whereupon the Earnest Money shall be promptly paid to and retained by Seller as liquidated damages as Seller’s sole and exclusive remedy, and neither party shall have any further liability or obligation to the other, except for those that expressly survive the termination of this Agreement. The parties acknowledge and agree that Seller’s actual damages in the event of purchaser’s default are uncertain in amount and difficult to ascertain and that said amount of liquidated damages was reasonably determined.

(b)If Seller defaults hereunder with respect to its obligations to convey the Property at Closing pursuant to the terms of this Agreement, Purchaser may, at its sole election, either:

(1) Terminate this Agreement, whereupon the Earnest Money shall be promptly returned to Purchaser, Seller shall reimburse Purchaser for its third party costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred in connection with this Agreement, its due diligence investigations of the Property and any other costs or expenses incurred by Purchaser in connection with the transaction contemplated herein, up to a maximum amount of $100,000 and neither party shall have any further liability or obligation to the other, except for the provisions of this Agreement which are expressly stated to survive the termination of this Agreement; or

(2) Assert and seek judgment against Seller for specific performance; provided, however, in the event specific performance is not available to Purchaser because of the actions or omissions of Seller, Purchaser shall have the right to pursue any and all remedies available at law or in equity for actual damages, provided that in no event shall Purchaser be entitled to punitive, consequential, or special damages;

provided that the foregoing shall be Purchaser’s sole and exclusive remedies, and the exercise of one of such remedies by Purchaser shall be deemed an election of remedies, and shall preclude Purchaser from the exercise of the other such remedy.

19.Expenses. (a) The base premium for title insurance for the Title Policy (except extended coverage and for any endorsements Purchaser requests or any charges in connection with any lender’s policy), one-half (1/2) the cost of recording fees payable with respect to the Deed, costs related to the Survey and any New Survey, all recording fees payable with respect to any instruments required to discharge or otherwise cure any Mandatory Cure Items, and one-half (½) of the escrow fee shall be borne and paid by Seller.

(b)One-half (1/2) the cost of recording fees payable with respect to the Deed and the cost of recording any documents related to Purchaser’s financing, if any, any extended coverage and endorsements Purchaser requests for its Title Policy, any charges in connection with any lender’s title policy, any taxes, fees or charges, including, without limitation, intangibles recording taxes relating to any mortgage, in connection with any financing obtained by Purchaser, the recordation of any documents in connection therewith, and any title charges with respect to the loan policy or any endorsements thereto, and one-half (½) of the escrow fee shall be borne and paid by Purchaser (so, to avoid doubt, if Purchaser requests any additional coverage or endorsements, Purchaser shall pay all fees and additional premiums charged by the Title Insurer in connection with such additional coverage or endorsements).

(c)All other costs, charges, and expenses shall be borne and paid as provided in this Agreement, or in the absence of such provision, in accordance with custom.

20.Intermediaries. Seller represents to Purchaser, and Purchaser represents to Seller, there is no broker, finder, or intermediary of any kind with whom such party has dealt in connection with this transaction. Except as expressly set forth above, if any claim is made for broker’s or finder’s fees or commissions in connection with the negotiation, execution or consummation of this Agreement or the transactions contemplated hereby, each party shall defend, indemnify and hold harmless the other party from and against any such claim based upon any statement, representation or agreement of such party, which obligation shall survive Closing.

21.Destruction of Improvements. (a) If, prior to Closing, any of the improvements on the Premises are damaged or destroyed such that (i) the cost of repair or replacement of such improvements is reasonably likely to exceed an amount equal to One Million Five Hundred Thousand Dollars ($1,500,000.00) as estimated by a third party reasonably acceptable to both parties, or (ii) the casualty is an uninsured or underinsured casualty and Seller, in its sole and absolute discretion, does not elect to cause the damage to be repaired or restored or give Purchaser a credit at Closing for such repair or restoration (“Material Damage”) or a material part of the Property is condemned (or a condemnation proceeding is commenced or threatened in writing against a material part of the Property) by a governmental or quasi-governmental agency with the power of eminent domain (“Condemnation”), then:

(1) Purchaser may elect, within fourteen (14) days from and after said Material Damage, or notice of such Condemnation, by written notice to Seller, to terminate this Agreement, and if necessary the time of Closing shall be extended to permit such election. In the event of an election to terminate, the Earnest Money shall be returned to Purchaser and, except for the provisions of this Agreement that expressly survive Closing or earlier termination of this Agreement, this Agreement shall be void and of no further force and effect, and neither party shall have any liability to the other by reason hereof; or

(2) In the event Purchaser does not timely elect to terminate pursuant to Subsection (1) above, the transaction contemplated hereby shall be closed without a reduction in the Purchase Price, and Seller shall effectively assign to Purchaser Seller’s rights in any insurance proceeds or Condemnation award to be paid to Seller in connection with such Material Damage or Condemnation, and, in the case of Material Damage, Seller shall pay or credit to Purchaser an amount equal to the deductible under Seller’s policy of casualty insurance (plus, if applicable, a credit in the amount of any insufficiency in the insurance proceeds to restore the damage) and Seller shall execute and deliver to Purchaser all required proofs of loss, assignments of claims and other similar items in forms reasonably acceptable to Seller. In such event, any title exception arising by reason of said damage, destruction or Condemnation shall be deemed a Permitted Exception under Exhibit B to the Deed.

(b)If, prior to Closing, any of the improvements on the Premises are damaged or destroyed and such damage is not Material Damage or a non-material part of the Property is condemned (or a condemnation proceeding is commenced or threatened in writing against a non-material part of the Property), Purchaser shall remain obligated to close hereunder with no abatement in the Purchase Price. At Closing, Seller shall effectively assign to Purchaser Seller’s rights in any insurance proceeds or condemnation award to be paid to Seller in connection with such damage, destruction or condemnation, and Purchaser shall receive a credit against the Purchase Price in an amount equal to the deductible amount under Seller’s casualty insurance policy (plus, if applicable, a credit in the amount of any insufficiency in the insurance proceeds to restore the damage, at Seller’s election, in Seller’s sole discretion).

(c)For purposes of this Section, a “material” condemnation shall be a condemnation or other eminent domain proceeding that (i) would reasonably result in a reduction of the value of the Property in an amount greater than One Million Five Hundred Thousand Dollars ( $1,500,000.00) or (ii) would take any parking that would permanently reduce the number of parking spaces below those required to comply with applicable Laws or result in the permanent loss of access to the Property from a public street.

22.General Provisions.

(a)Entire Agreement. This written Agreement, including all Exhibits attached hereto and documents to be delivered pursuant hereto, shall constitute the entire agreement and understanding of the parties, and there are no other prior or contemporaneous written or oral agreements, undertakings, promises, warranties, or covenants not contained herein.

(b)Amendments in Writing. This Agreement may be amended only by a written memorandum subsequently executed by all of the parties hereto.

(c)Waiver. No waiver of any provision or condition of this Agreement by any party shall be valid unless in writing signed by such party. No such waiver shall be taken as a waiver of any other or similar provision or of any future event, act, or default.

(d)Time of the Essence. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, any date falling on a Saturday, Sunday or legal holiday when banks are not open for business in Texas shall be deemed to refer to the next day which is not a Saturday, Sunday, or legal holiday when banks are not open for business in Texas.

(e)Severability. In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.

(f)Headings. Headings of sections are for convenience of reference only, and shall not be construed as a part of this Agreement.

(g)Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefits of the parties hereto, and their respective successors, and assigns, provided, however, that, except to any entity which is owned in part, directly or indirectly, by Christopher A. Faulkner, to which Purchaser may assign this Agreement with no later than five (5) business days prior written notice to Seller, this Agreement may not be assigned by Purchaser without the prior express written consent of Seller. Purchaser shall not be released of any liability under this Agreement upon an assignment and Purchaser and any assignee of Purchaser shall remain jointly and severally liable for all of Purchaser obligations under this Agreement.

(h)Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be (a) [intentionally omitted], (b) sent by Federal Express, UPS or other recognized overnight courier service for next business day delivery, or (c) by emailing a .pdf file to the parties as follows:

IF TO SELLER:

Keller Springs Propco, Inc.

c/o CAF Capital Partners

2600 Network Blvd., Suite 590

Frisco, TX 75034

Attn: Chris Faulkner

with a copy to:

Thompson & Knight LLP

1722 Routh Street, Suite 1500

Dallas, Texas 75201

Attn: Paul Comeaux

Email: paul.comeaux@tklaw.com

and to:

c/o Saradar Family Office SAL

Tabaris 812 Bldg, Charles Malek Avenue

Ashrafieh – Beirut, Lebanon

Attn: Mohamad Abouchalbak and Tarek Germanos

Email: mac@sfogroup.com and t.germanos@sfoinvest.com

with a copy to:

King & Spalding LLP

300 S Tryon Street, Suite 1700

Charlotte, North Carolina 28202

Attention: Christopher D. McCoy

Email: cmmcoy@kslaw.com

IF TO CAF:

Keller Springs Propco, Inc. c/o CAF Capital Partners 2600 Network Blvd., Suite 590 Frisco, TX 75034

Attn: Chris Faulkner

with a copy to:

Thompson & Knight LLP

1722 Routh Street, Suite 1500

Dallas, Texas 75201

Attn: Paul Comeaux

Email: paul.comeaux@tklaw.com

IF TO PURCHASER:

CAF CAPITAL PARTNERS, LLC

2600 Network Boulevard, Suite 590

Frisco, Texas 75034

Attn.: Jack Alexander

Telephone: (469) 305-7199

Email: jack@cafcapital.com

with a courtesy copy to:

Cantor Fitzgerald, L.P. 110 East 59th Street

New York, New York 10022

Attn: Chris Milner and Matthew Keefer

Email: cmilner@cantor.com and mkeefer@cantor.com

And to:

Cantor Fitzgerald, L.P.

110 East 59th Street

New York, New York 10022

Attn.: Legal Department

Email: jjones@cantor.com

And to:

Haynes and Boone, LLP

2323 Victory Avenue, Suite 700

Dallas, Texas 75219

Attn.: Keenan L. Kolendo

Email: Keenan.Kolendo@haynesboone.com

or to such additional or other persons, at such other address or addresses as may be designated by notice from Purchaser or Seller, as the case may be, to the other. Notices by overnight courier shall be deemed given and effective on the first business day following the delivery thereof to Federal Express, UPS or another recognized overnight courier service. Notices by email shall be deemed given and effective on the date of transmission provided that the transmission of such email is complete on or before 5:00 p.m. Chicago time on such date (completion of transmission shall be evidenced by such email appearing in the sender’s “sent” email box as sent before such time, and if transmission is completed after 5:00 p.m. Chicago time, then such notice shall be deemed given and effective upon the next day) . Any notice hereunder may be delivered by a party’s counsel until such time as that party notifies the other in writing that their counsel no longer has authority to do so on its behalf and such notices shall have the same effect as if in fact given by the party on whose behalf it is given.

(i)Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Texas.

(j)Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as but a single instrument. Any signature delivered by electronic mail transmission shall be deemed to be an original signature hereto.

(k)Attorneys’ Fees. In the event of any action or proceeding brought by either party against the other under this Agreement, the prevailing party shall be entitled to recover all costs and expenses including its attorneys’ fees in such action or proceeding in such amount as the court may adjudge reasonable. The prevailing party shall be determined by the court based upon an assessment of which party’s major arguments made or positions taken in the proceedings could fairly be said to have prevailed over the other party’s major arguments or positions on major disputed issues in the court’s decision. If the party which shall have commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

(l)Construction. This Agreement shall not be construed more strictly against Seller merely by virtue of the fact that the same has been prepared by Seller or its counsel, it being recognized both of the parties hereto have contributed substantially and materially to the preparation of this Agreement. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders and any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

(m) No Recording of Agreement. Neither this Agreement nor any memorandum or evidence hereof shall be recorded in any public records by Purchaser; provided, however, the foregoing shall in no event restrict Purchaser from filing a lis pendens in connection with any action for specific performance pursuant to Section 18 above. If so recorded by Purchaser, this Agreement shall be deemed ipso facto canceled and terminated, the Earnest Money shall thereupon be forfeited to Seller, and Purchaser shall have no further interest in the Premises, pursuant to this Agreement or otherwise.

(n)Full Performance. The delivery of the Deed by Seller and the delivery of possession of the Property to Purchaser shall be deemed the full performance and discharge of every obligation on the part of the Seller to be performed hereunder, except those obligations of Seller which are expressly stated in this Agreement to survive the Closing.

(o)Confidentiality. Purchaser and Purchaser’s Representatives shall hold in strictest confidence all data and information provided to Purchaser by or on behalf of Seller with respect to the operation and management of the Property, whether obtained before or after the execution and delivery of this Agreement, and shall not use such data or information for purposes unrelated to this Agreement or disclose the same to others except as expressly permitted hereunder. The preceding sentence shall not be construed to prevent Purchaser from disclosing (i) to its prospective lenders or investors, or to its officers, directors, attorneys, accountants, architects, engineers and consultants to perform their designated tasks in connection with Purchaser’s inspection of the Property, and (ii) to any broker dealer or registered investment advisor in connection with Purchaser’s business, provided Purchaser advises any such party of the confidential nature of the information disclosed. However, neither party shall have this obligation concerning information which: (a) is published or becomes publicly available through no fault of either the Purchaser or Seller; (b) is rightfully received from a third party; or (c) is required to be disclosed by law. In addition, notwithstanding anything to the contrary contained herein, Seller acknowledges and agrees that Purchaser and Purchaser’s Representatives may, without notice to or consent from Seller, communicate with any municipal or other governmental officials to the extent necessary in connection with obtaining and reviewing a customary zoning report for the Property. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller or destroy any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transactions contemplated hereby; provided, however, Purchaser may retain copies of such materials and information to the extent required pursuant to any applicable law, rule or regulation or internal record retention policy, provided further the same shall remain confidential in accordance with this Section 22(o). In the event of a breach or threatened breach by Purchaser or its agents, consultants and/or lenders of this paragraph, Seller shall be entitled to seek an injunction restraining Purchaser from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. This Section 22(o) shall survive termination of this Agreement for a period of two (2) years, but shall not survive Closing.

(p)Disclosures. Each hereby agrees that it shall not issue a press release or make any other public disclosure with respect to the transaction contemplated hereunder without the prior written consent of the other party, which consent may be granted or withheld in such party’s sole and absolute discretion. Each party shall cause its representatives, agents, employees, brokers, directors, contractors, members and affiliates to comply with the provisions of this Section 22(p).

(q)Exculpation of Related Parties. Notwithstanding anything to the contrary contained in this Agreement or in any of the documents executed pursuant to this Agreement (this Agreement and said documents being hereinafter collectively referred to as the “Documents”) or provided under or required by law, the Documents shall not be binding on the members, partners, shareholders, beneficiaries, or any other direct or indirect equity holders of Seller, or any of their managers, employees, advisors, representatives or other agents or affiliates, but shall only be binding on Seller and its assets, subject to the other limitations set forth herein. No present or future partner, member, manager, director, officer, shareholder, employee, advisor, affiliate or agent of or in Seller or any affiliate of Seller shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Purchaser and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller’s assets for the payment of any claim or for any performance, and Purchaser hereby waives any and all such personal liability. For purposes of this paragraph, no negative capital account or any contribution or payment obligation of any partner or member in Seller shall constitute an asset of Seller. The limitations of liability contained in this paragraph shall survive the termination of this Agreement and the Closing as applicable, and are in addition to, and not in limitation of, any limitation on liability applicable to Seller provided elsewhere in this Agreement or by law or by any other contract, agreement or instrument.

(r)Limitation on Damages. Notwithstanding any provision of this Agreement to the contrary, in no event shall Purchaser or Seller be liable hereunder for punitive, special, indirect or consequential damages.

(s)Texas Disclosure and Acknowledgment Regarding Lead Paint.

(1)  Every purchaser of any interest in residential real property on which a residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the Purchaser with any information on lead-based paint hazards from risk assessments or inspections in the seller’s possession and notify the Purchaser of any known lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards is recommended prior to purchase.

(2)  Seller certifies that it has disclosed to Purchaser all information known to Seller regarding the presence of lead-based paint and lead-based paint hazards within this target housing. Seller does not have in its possession any other lead-hazard reports based on lead-based paint inspections, assessments, or abatements with respect to the Property. Seller hereby provides Purchaser with the following link to the website of the U.S. Environmental Protection Agency web pamphlet “Protect Your Family from Lead in Your Home”: http://www.pueblo.gsa.gov/cic_text/housing/finlead/leadhelp.html.

(3) Seller is aware that federal laws require Seller to permit Purchaser a 10-calendar day period to conduct a risk assessment or inspection for the presence of lead-based paint hazards before becoming obligated under a contract to purchase target housing (unless mutually agreed otherwise in writing). Purchaser hereby represents that it has either: (i) performed such risk assessment or inspection prior to the execution of this Agreement or (ii) waives its rights to do so and any attendant rights of Purchaser to cancel this Agreement for reasons related to the presence, if any, of lead-based paint and/or lead-based paint hazards.

(4) Purchaser hereby certifies as follows: I have read and understood the above lead warning statement and received all information noted above, including the lead hazard information web-pamphlet described above.

(t)Uniform Vendor and Purchaser Risk Act Not Applicable. It is the express intent of the parties hereto that the provisions of this Agreement govern the rights of the parties in the event of damage to or condemnation of the Property located in the State of Texas and that the Uniform Vendor and Purchaser Risk Act (Section 5.007 of the Texas Property Code) not apply to this Contract.

(u)Survival. The provisions of Sections 22(a) through 22(n) and Sections 22(p) through 22(t) shall survive the Closing.

(v)Delay in Closing. In the event that the Closing shall be delayed or prevented because of (i) the closure of recording or filing offices, (ii) the inability of the Title Insurer or other search company to run (or update) title, lien, bankruptcy, UCC, Patriot Act, judgment, municipal, real estate tax, water meter or other searches, (iii) the Title Insurer to conduct the escrow closing, or (iv) the United States (or individual state) banking, federal wire transfer systems or other systems or mechanisms for the payment of funds are experiencing delays, interruptions or closures, then performance of such obligation or the scheduled Closing Date, as the case may be, shall be excused for the period of the delay and the period for the performance of any such obligation or the scheduled Closing Date, as the case may be, shall be extended for a period equivalent to the period of such delay plus an additional five (5) business days.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

SELLER:
KELLER SPRINGS PROPCO, INC.,
a Delaware corporation

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Its:	Vice President

PURCHASER:
CAF CAPTIAL PARTNERS, LLC,
a Texas limited liability company

By:
Name: Jack Alexander
Its: President

CAF has executed this Agreement solely for the purpose of making the representations and warranties set forth in Section 6.1, agreeing to the terms and provisions of Section 9, and delivering the Representation Certificate at Closing.

CAF
CAF KFCINVESTOR, LLC ,
a Texas limited liability company

By:
Name:
Its:

27

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

SELLER:
KELLER SPRINGS PROPCO, INC.,
a Delaware corporation

By:
Name:
Its:

PURCHASER:
CAF CAPTIAL PARTNERS, LLC,
a Texas limited liability company

By:	/s/ Jack Alexander
Name: Jack Alexander
Its: President

CAF has executed this Agreement solely for the purpose of making the representations and warranties set forth in Section 6.1, agreeing to the terms and provisions of Section 9, and delivering the Representation Certificate at Closing.

CAF
CAF KFCINVESTOR, LLC ,
a Texas limited liability company

By:	/s/ Jack Alexander
Name:	Jack Alexander
Its:	Authorized Signatory

LIST OF EXHIBITS AND SCHEDULES

EXHIBITS	DESCRIPTIONS
EXHIBIT A	LEGAL DESCRIPTION
EXHIBIT B	LIST OF SERVICE CONTRACTS
EXHIBIT C	FORM OF DEED
EXHIBIT D	FORM OF BILL OF SALE
EXHIBIT E	FORM OF ASSIGNMENT AND ASSUMPTION
OF LEASES AND SERVICE CONTRACTS
EXHIBIT F	FORM OF FIRPTA AFFIDAVIT
EXHIBIT G	FORM OF TENANT NOTICE LETTER
EXHIBIT H	FORM OF CAF REPRESENTATION
CERTIFICATE
EXHIBIT I	INTENTIONALLY OMITTED
EXHIBIT J	FORM OF OWNER’S AFFIDAVIT
SCHEDULES	DESCRIPTIONS
2	LIST OF PERSONAL PROPERTY
6(a)(3)	LITIGATION
6(a)(4)	RENT ROLL

EXHIBIT A

LEGAL DESCRIPTION OF LAND

TRACT 1 (Fee Simple):

Description, of a 14.787 acre tract of land situated in the George Syms Survey, Abstract No. 1344, Dallas County, Texas and being all of Lot 1, Block A, Beltwood Springs, Phase 4, an addition to the City of Carrollton, Texas according to the plat recorded in Instrument No. 201400143978 of the Official Public Records of Dallas County, Texas; said 14.787 acre tract being more particularly described as follows:

BEGINNING, at a 1/2-inch iron rod with "PACHECO KOCH" cap found in the north right-of-way line of Keller Springs Road (a variable width right-of-way, 120 feet wide at this point); said point being the southernmost southeast corner of said Lot 1 and the southwest corner of Lot 1, Block A, Beltwood Springs Addition, Phase 2, an addition to the City of Carrollton, Texas according to the plat recorded in Instrument No. 20070396050 of said Official Public Records;

THENCE, South 89 degrees, 11 minutes, 26 seconds West, along the said north line of Keller Springs Road, a distance of 570.99 feet to a "+" cut in concrete set for corner; said point being the southeast corner of Lot 1R, Keller Springs Storage Addition, an addition to the City of Carrollton, Texas according to the plat recorded in Instrument No. 20070167561 of said Official Public Records;

THENCE, North 00 degrees, 28 minutes, 46 seconds West, departing the said north line of Keller Springs Road and along the east line of said Lot 1R, a distance of 884.90 feet to a 1/2-inch iron rod with "RPLS 5310" cap found for corner; said point being the southwest corner of of 1R, Block 1, Beltwood North Venture, an addition to the City of Carrolton, Texas according to the plat recorded in Volume 97193, Page 5545 of the Deed Records of Dallas County, Texas;

THENCE, North 89 degrees, 14 minutes, 03 seconds East, departing the said east line of Lot 1R, Keller Springs Storage Addition and along the south line of said Lot 1R, Block A, Beltwood North Venture, at a distance of 367.02 feet passing a 1/2-inch iron rod with "PACHECO KOCH" cap set for the southeast corner of said Lot 1R, Beltwood North Venture and the southwest corner of Lot 2, Block A, of said Beltwood Springs, Phase 4, continuing along the south line of said Lot 2 for a total distance of 772.18 feet to a 1/2-inch iron rod with "PACHECO KOCH" cap set for corner; said point being the southeast corner of said Lot 2;

THENCE, North 00 degrees, 44 minutes, 58 seconds West, along the east line of said Lot 2, a distance of 82.67 feet to a 1/2-inch iron rod with "PACHECO KOCH" cap set for corner; said point being the southernmost northeast corner of said Lot 2;

THENCE North 46 degrees, 11 minutes, 45 seconds West, along the northeast line of said Lot 2, a distance of 25.81 feet to a 1/2-inch iron rod with "PACHECO KOCH" cap set for corner in the south line of said Kellway Drive (a 60-foot wide right-of-way); said point being the beginning of a non-tangent curve to the left;

THENCE, in a southeasterly direction, along the said southwest line of Kellway Drive and said curve to the left, having a central angle of 07 degrees, 11 minutes, 20 seconds; a radius of 530.00 feet, a chord bearing and distance of South 86 degrees, 02 minutes, 06 seconds East, 66.46 feet, an arc distance of 66.50 feet to a 1/2-inch iron rod found for corner; said point being the northwest corner of Lot 14 Block A, Toni & Guy USA Phase 3, an addition to the City of Carrollton, Texas according to the plat recorded in Instrument No. 201300216186 of said Official Public Records;

THENCE, South 00 degrees, 44 minutes, 58 seconds East, departing the south line of Kellway Drive and along the west line of said Lot 1A, at a distance of 342.55 passing the southwest corner of said Lot 1A and the northwest corner of Lot 1, Block A, Toni & Guy USA Phase 2, an addition to the City of Carrollton, Texas according to the plat recorded in Instrument No. 201300022352 of said Official Public Records, continuing along the west line of said Lot 1, Toni & Guy Addition for a total distance of 434.55 feet to a 1/2-inch iron rod with "PACHECO KOCH" cap set for corner in the north line of Lot 1, Block A, Keller Springs Baptist Church Addition No. 2, an addition to the City of Carrollton, Texas according to the plat recorded in Volume 96087, Page 1858 of said Deed Records; said point being the southwest corner of said Lot 1, Toni & Guy Addition, Phase 2, from said point a 1/2-inch iron rod found bears, South 35 degrees, 48 minutes West. distance 0.4 feet and a 1/2-inch iron rod with "RPLS 5310" cap found be rs north 67 degrees, 18 minutes West, a distance of 0.5 feet;

THENCE South 89 degrees, 09 minutes, 54 seconds West along the north line of said Lot 1, Keller Springs Baptist Church Addition, a distance of 90.28 feet to a 1/2-inch iron rod with "PACHECO KOCH" cap set for corner; said point being the northwest corner of said Lot 1, Keller Springs Baptist Church Addition; from said point a 1/2-inch iron rod found bears South 89 degrees, 27 minutes East, a distance of 0.8 feet and a 1/2-inch iron rod found bears South 44 degrees, 23 minutes West, a distance of 1.6 feet;

THENCE South 00 degrees, 26 minutes, 32 seconds East, along the west line of said Lot 1, Keller Springs Baptist Church Addition, a distance of 308.42 feet to a 5/8-inch iron rod with cap found for corner; said point being the north east corner of said Lot 1, Beltwood Springs Addition, Phase 2;

THENCE, South 89 degrees, 11 minutes, 26 seconds West, departing the said west line of Lot 1, Keller Springs Baptist Church Addition and along the north line of said Lot 1, Beltwood Springs Addition, Phase 2, a distance of 160.00 feet to a 1/2-inch iron rod with 'PACHECO KOCH" cap set for corner; said point being the northwest corner of Lot 1, Beltwood Springs Addition, Phase 2;

THENCE, South 00 degrees, 26 minutes, 32 seconds East, along the west line of said Lot 1, Beltwood Springs Addition, Phase 2, a distance of 236.56 feet to the POINT OF BEGINNING;

CONTAINING, 644,126 square feet or 14.787 acres of land, more or less.

TRACT 2 (Easement):

A non-exclusive easement for access, described in Mutual Access Easement Agreement dated 4/18/2008, recorded in/under Clerk’s File No. 20080138961, Real Property Records, Dallas County, Texas.

TRACT 3 (Easement):

A non-exclusive easement for access and ingress and egress described in instrument dated 4/18/2008, recorded in/under Clerk’s File No. 20080138960, Real Property Records, Dallas County, Texas.

EXHIBIT B

LIST OF SERVICE CONTRACTS

[Attached]

1

Vendor	Service Provided ~	Monthly Cost	Annual Cost	Expiration Date	Terms	Cancel Contract
AABS	Water Billing	$734.76	No cost	N/A	MTM
Apartment List	Locator Fee	$349 per lease	No cost	N/A	Per Lease	30-day notice
ApartmentRatings	Review Mgt.
.com		159.00	275.00	05/17/2021	12- month contract
Apartments.com	Online Marketing	$2,229	No cost	12/31/2021	12-month contract	60-day notice
Capital Tow, Inc.	Towing	No cost	No cost
	Marketing
Charter/Spectrum	Agreement	$150 per unit	No cost
		Varies based on
City of Carrollton	Utilities	Consumption	No cost	N/A
					3000 B&W 650 Color
Copynet (machine					Auto-Renew Until
owned)	Copy Machine	$72.25	No cost	08/17/2020	Notice	30-day notice
	Valet Trash				60-month, Auto
CTB Multifamily	Service	$2,945.27	No cost	08/22/2020	Renew	90-day notice
	Pest Control				Auto-Renew until
Ecoteam	Service	$320.04	No cost	09/18/2020	Notice	30-day notice
Frontier	Phone, Cable &				10 Years (9 Phone
Communications	Internet	$919.77	No cost	04/23/2022	Lines)	90-day notice
Green Mountain	Common Electric	$.04523 kWh	No cost	07/31/2021	No base fee	30-day notice
Green Mountain	Vacant Electric	$.077 kWh	No cost	08/17/2020	12-month contract	30-day notice
	Marketing	$85 per Validated
Green Mountain	Agreement	Acct	No cost	06/06/2021
					MTMService
Handytrac	Key System	$64.90	No cost		Machine Owned
KBNational	Answering Service	$64.95	No cost	08/17/2017	MTM	30-day notice
	Emergency 911
Kings III	Phone	$122.20 quarterly	No cost	08/17/2017	MTM	30-day notice
	Office/Fitness/Pool
Mood Media	Sound	$47.00	No cost	05/2112021	36-month lease	90-day notice
Parcel Pending	Package Lockers	$1,287.00	No cost	10/12/2022	60 months	30-day notice
		$242.51 Winter			Auto-Renew until
Pool Sure	Pool Chemicals	$404.18 Summer	No cost	08/18/2020	Notice	30-day notice
	Fire Alarm
Ranger Fire, LLC.	Monitoring	$103.92 quarterly	No cost	9/20/2018	MTM	30-day notice
	Elevator Service	$3227.45			Extend for additional
Schindler	Agreement	quarterly	No cost	08/19/2022	periods of 3 years	30-day notice
	Community
SOCi	Reviews Program	?	?	?	?	?
	2 Elevator Phones
Spectrum	and Alarm Phone	$337.32	No cost	MTM	MTM
Texas Star	Landscaping	$3,518.13	No cost	8/8/2020	12-month contract	30-day notice
	Marketing
TXU	Agreement	$50 per sign up	No cost	2/26/2020	12-month contract	30-day notice
		$480 Equipment
		Fee (One Time)
	Smart Home	$12.99 per month
Vivint	Svstem	per Unit	No cost	1/22/2023	60-month contract
		$315 Flat Rate;
Waste		$29 ton over 4			Auto-Renew until
Management	Compactor	tons	No cost	12/15/2020	Notice	90-day notice
Yelp	Ad Programmer	$34	No cost	01/15/2021	Fixed Term Contract
	Marketing
Zillow	Agreement	$575 Per Lease	No Cost	02/10/2021	6 Months

EXHIBIT C

FORM OF DEED

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER AND DRIVER’S LICENSE NUMBER.

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF DALLAS	§

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made this ______ day of ____________, 20__, by ____________________ (the “Grantor”), whose address is ________________________ to__________________,   a   __________   corporation   (the   “Grantee”),   whose   address   is _____________________________.

W I T N E S S E T H:

THAT GRANTOR, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell, convey and deliver to Grantee, its successors and assigns forever, the real property (the “Property”) described in Exhibit A attached hereto.

TOGETHER, with all the tenements, hereditaments and appurtenances thereto belonging or in any way appertaining.

TO HAVE AND TO HOLD, the same in fee simple forever.

SUBJECT TO all matters set forth on Exhibit B attached hereto, none of which is reimposed hereby.

AND GRANTOR hereby specially warrants the title to the Property, and will defend the same against the lawful claims of all persons whomsoever claiming by, through or under Grantor, but none others.

Grantee hereby assumes the payment of 2021 ad valorem taxes on the herein described Property.

1

IN WITNESS WHEREOF, GRANTOR has caused this Special Warranty Deed to be executed as of the date first above written.

GRANTOR:
[ ]

By:
Name:

Title:

STATE OF	)
) SS:
COUNTY OF	)

The foregoing instrument was acknowledged before me this _____ day of ______, 20__, by ________________, as ______________ of ______________________, on behalf of the limited liability company, who is personally known to me or who has produced a driver’s license as identification.

Name:
Notary Public, State of
My commission expires:

2

EXHIBIT A

To Special Warranty Deed

Property Description

3

EXHIBIT B

To Special Warranty Deed

1.	Real property taxes and assessments for the year 2021 and thereafter, not yet due and payable.

2.	Zoning and other regulatory laws and ordinances affecting the Property.

3.	Matters which would be disclosed by a current survey.

4.	Rights of tenants in possession, as tenants only, under unrecorded occupancy agreements

5.	Any mineral rights leased, granted or retained by current or prior owners.

[ADDITIONAL PERMITTED EXCEPTIONS TO BE LISTED IN ACCORDANCE WITH THE SALE AGREEMENT]

4

EXHIBIT D

BILL OF SALE

_____________, a __________ (“Seller”), for good and valuable considerations, receipt and sufficiency of which are hereby acknowledged, does hereby quitclaim, sell, assign, transfer and set over to [______________] (“Purchaser”), all of its right, title and interest, if any, in and to (i) any Personal Property located on and used in connection with the Premises, including, without limitation, those items of personal property listed on Schedule 1 attached hereto, and (ii) all claims and causes of action arising from or related to any Property Injury that may have occurred or originated prior to the date of this instrument; provided, however, that Seller hereby reserves the non-exclusive right to assert defenses against third parties that may bring a claim or assert a cause of action against Seller in relation to any Property Injury. “Property Injury” means any injury, damage or loss in value to the Premises, including without limitation, those arising from or related to any spill, leak or release of any hazardous or toxic substance (solid or otherwise), hazardous waste, pollutant, oil or petroleum product, or other solid, liquid or gaseous substance or product which is currently or hereinafter listed, regulated or designated by any state or federal governmental agency as toxic, hazardous or harmful. Seller makes no warranties of any kind or nature whatsoever, express or implied, including, without limitation, any warranty of suitability, merchantability or fitness for a particular purpose, any and all such warranties being hereby expressly disclaimed and on as “AS-IS” “WHERE-IS” basis, with all faults.

Capitalized terms used herein shall have the meanings given to them in that certain Real Estate Sale Agreement, dated as of _____, 2021, between Seller and Purchaser.

IN WITNESS WHEREOF, Seller has caused this bill of sale to be signed and sealed in his name by its officer thereunto duly authorized this ____ day of _________, 20__.

SELLER:

By:
Name:
Its:

1

EXHIBIT E

THIS ASSIGNMENT AND ASSUMPTION OF LEASES, INTANGIBLE PROPERTY AND SERVICE CONTRACTS (this “Assignment”) is entered into as of the ____ of _______, 20__ (the “Effective Date”), between _________________ (“Assignor”) and [________________, a_____________________] (“Assignee”)

RECITALS

Assignor has conveyed to Assignee that certain parcel of real property and improvements located at ____________ pursuant to that certain Real Estate Sale Agreement, dated as of _________ ___, 2021 (the “Agreement”) by and between Assignor, as seller, and Assignee, as purchaser. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

Assignor now desires to assign and transfer to Assignee all of Assignor’s right, title and interest in, to and under the Leases, the Assumed Service Contracts.

1.Property. The “Property” means the real property located in _________ legally described in Exhibit A attached to this Assignment, together with the building, structures and other improvements located thereon.

2.Leases. The “Leases” means those leases and occupancy agreements affecting the Property which are described in Exhibit B attached to this Assignment, together with all security deposits and any interest thereon held by Seller under the Leases.

3.Service Contracts. “Assumed Service Contracts” means those agreements which are listed on Exhibit C attached to this Assignment.

4.	Intangible Property. “Intangible Property” has the meaning set forth in the Agreement.

5.Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases, the Assumed Service Contracts, and the Intangible Property.

6. Assumption. Assignee hereby assumes and agrees to perform the obligations of Assignor under the Leases and Assumed Service Contracts which accrue and are attributable to the period from and after the Effective Date. Additionally, Assignee agrees to pay all monetary obligations when due under the Assumed Service Contracts arising before the Effective Date to the extent Assignee received a credit on the settlement statement in connection with its purchase of the Property.

7.Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

8.Counterparts. This Assignment may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument.

9. Governing Law. This Assignment shall be governed and interpreted in accordance with the laws of the State of Texas.

1

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption of Leases and Service Contracts to be executed as of this ______ day of ________________, 20___.

ASSIGNOR:

[ ]

By:
Name:
Its:

ASSIGNEE:

[ ]

By:
Name:
Its:

2

EXHIBIT F

FIRPTA AFFIDAVIT

Section 1445 of the Internal Revenue Code, as amended, provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the Transferee (hereinafter defined) that withholding of tax is not required upon the disposition of a United States real property interest by [_________________, a ______________] that for U.S. federal income tax purposes is disregarded as separate from [_________________, a ______________] (the “Transferor”), to [_________________, a ______________] (collectively, the “ Transferee”) relating to the real property described on Schedule A hereto, the undersigned, being first duly sworn upon oath, does hereby depose and say, and does hereby on behalf of the Transferor represent that the following is true as of the date hereof:

1.__________________ is the______________________ of the Transferor, and is familiar with the affairs and business of the Transferor;

2.The Transferor is not a foreign person; that is, the Transferor is not a nonresident alien, a foreign corporation, foreign partnership, foreign trust or foreign estate (as all such terms are defined in the Internal Revenue Code of 1986, as amended, and United States Treasury Department Income Tax Regulations in effect as of the date hereof);

3.The Transferor is a ____________ duly organized, validly existing and in good standing under the laws of the State of _________;

4.	The Transferor’s United States employer identification number is ______________; and

5.	The Transferor’s office address and principal place of business is c/o [___________].

The undersigned and the Transferor understand that this affidavit and certification may be disclosed to the United States Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

All terms (whether capitalized or not) used but not defined herein shall have the same respective meanings as in the Internal Revenue Code of 1986, as amended, and the United States Treasury Department Income Tax Regulations in effect as of the date hereof.

Under penalties of perjury, we declare that we have examined this affidavit and certificate, and to the best of our knowledge and belief, it is true, correct and complete. We further declare that we have authority to sign this affidavit and certificate on behalf of the Transferor.

IN WITNESS WHEREOF, Transferor has executed and delivered this FIRPTA Affidavit as of _____, 20___.

1

[ ]

By:
Name:
Its:

STATE OF	}
} SS.
COUNTY OF	}

I, the undersigned a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY, that the above named _________________, being the ________________of

________________, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________________, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

Given under my hand and Notary Seal, this ___ day of _______________, 20___.

Notary Public
My Commission Expires:

2

SCHEDULE A

TO

FIRPTA AFFIDAVIT

LEGAL DESCRIPTION

3

EXHIBIT G

FORM OF TENANT NOTICE

______________ __, 20___

Tenants of _________________

_______________________

_______________________

Re:Sale to [__________________________]

Dear Tenant 1:

You are hereby notified that the undersigned (“Seller”) sold the property commonly known as _____________________, __________________ (which contains your leased premises) to a new owner named [______________________] (“New Owner”) as of the date set forth above.

In connection with such sale, Seller has assigned and transferred to the New Owner all of Seller's right, title and interest in and to your lease and any and all security deposits relating thereto, if any, and the New Owner has assumed and agreed to perform all of the landlord's obligations under your lease (including any obligations set forth in the Lease to repay or account for any security deposits thereunder) arising on and after the date of this letter. Accordingly, (a) all of your obligations under your lease from and after the date of this letter, including your obligation to pay rent, shall be performable to and for the benefit of the New Owner, its successors and assigns, and (b) all of the obligations to repay or account for any security deposits received in connection with your lease shall be the obligation of the New Owner, its successors and assigns. The amount of the security deposit received by New Owner and being held by New Owner with respect to the Lease is $[___].

Unless and until you are otherwise notified in writing by the New Owner, the address of the New Owner for all purposes under your Lease (including the payments of rents, the recoupment of security deposits, if any, and the giving of any notices provided for in your Lease) is:

New Owner:	[ ]

Property Manager:	Company Name:
Address:
Contact Person:
Telephone Number:
Email Address:

[signature page follows]

1 Property Management to prepare individualized forms for each tenant.

1

Very truly yours,

[SELLER SIGNATURE BLOCK]

By:
Its:	Authorized Agent

NEW OWNER:

,
a,

By:
Name:
Its:

2

EXHIBIT H

FORM OF CAF’S REPRESENTATION CERTIFICATE

CAF’S REPRESENTATION CERTIFICATE

THIS SELLER’S REPRESENTATION CERTIFICATE is made as of the ___ day of ______, 2021, by CAF KSC Investor, LLC, a Texas limited liability company (“CAF”), to [_______], a Delaware limited liability company (“Purchaser”).

RECITALS:

A.Pursuant to that certain Real Estate Sale Agreement dated _________, 2021 (the “Agreement”), by and between Seller and Purchaser, Seller has agreed to sell to Purchaser, and Purchaser has agreed to purchase from Seller the Property (as defined in the Agreement). CAF is the owner of an indirect beneficial interest in Seller.

B.Section 14 of the Agreement requires the delivery of this Representation Certificate from CAF to Purchaser.

NOW THEREFORE, pursuant to the Agreement, CAF does hereby represent and warrant to Purchaser that each and all of the representations and warranties of Seller and CAF contained Section 6(a) of the Agreement are true and correct, in all material respects, as of the date hereof, as if made on and as of the date hereof, except [___________________]. CAF is executing this Certificate subject to all terms set forth in Section 9 of the Agreement.

1

EXHIBIT I

INTENTIONALLY OMITTED

1

EXHIBIT J

FORM OF OWNER’S AFFIDAVIT 2

AFFIDAVIT AS TO DEBTS AND LIENS

GF NO.	[__________]

OWNER:	[__________] LLC

SUBJECT PROPERTY:

See Exhibit “A”

STATE OF TEXAS

COUNTY OF

Before me, the undersigned authority, on this day personally appeared the Affiant known to me to be the person whose name is subscribed hereto and upon his oath deposes and says, in his capacity as indicated below, that to the best of his actual knowledge:

“Property”:	Described on Exhibit A attached hereto
“Owner”:	[*_______________________]
“Title Company”:	[*_______________________]

1.

No improvements, alterations, or repairs have been made to the Property by Owner or contractors hired by Owner within the 120 day period immediately preceding the date of this Affidavit for which the costs thereof have not or will not be paid by Owner.

2.	There are no loans incurred by Owner secured by the Property.

3.	There is no commission agreement executed by Owner under which a commission for the Property is claimed or earned that has not been paid, other than as shown on the settlement statements.

4.	There are no judgments, federal tax liens, or state tax liens against Owner that are liens on the Property.

5.	There are no unrecorded deeds, deeds of trust, mortgages, mechanic’s liens, or options for sale of the Property executed by Owner that affect the Property.

6.	No proceedings in bankruptcy or receivership have been instituted against Owner, and Owner has never made a general assignment for the benefit of creditors.

7.	There are no parties other than Owner in possession of the Property, other than tenants under unrecorded leases.

2 NTD: Subject to review and approval of title company.

2

Affiant recognizes that but for making of the hereinabove statements relative to the Property, Kensington Vanguard National Title would not issue its owner policy of title insurance on said property in favor of [__________] LLC, a Delaware limited liability company (“Buyer”), and that such statements have been made as an inducement for such issuance.

AFFIANT:

[ ]
a[ ]

By:
Name:
		Title:	Member

THE STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on the              day of                        , 2020 by                                 ,                                  of [                          ] , a [                                                             ]

Notary Public in and for the
State of

Printed Name of Notary Public
My Commission Expires:

[Exhibit to be attached:

Exhibit A – Legal Description]

3

Exhibit A

[Legal Description]

4

Exhibit B

FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (hereinafter referred to as the “First Amendment”) is made effective as of the 1st day of February, 2021, by and between CAF CAPITAL PARTNERS, LLC, a Texas limited liability company (“Buyer”), KELLER SPRINGS PROPCO, INC., a Delaware corporation (“Seller”) and CAF KSC INVESTOR, LLC, a Texas limited liability company (“CAF”).

W I T N E S S E T H:

WHEREAS, Buyer, Seller and CAF entered into that certain Real Estate Sale Agreement dated as of January 26, 2021 (the “Agreement”), for the purchase and sale of real property located in Dallas County, Texas, and more particularly described in the Agreement (the “Property”);

WHEREAS, Buyer, Seller and CAF desire to amend the Agreement as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer, Seller and CAF hereby agree as follows:

1.Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

2.Extension of Contingency Period. The Due Diligence Period is hereby extended to terminate at 5:00 p.m. CDT on February 4, 2021.

3.Entire Agreement. The entire agreement of the parties with respect to the Property is as set forth in this First Amendment and the Agreement (as amended hereby).

4.Agreement in Full Force and Effect. Except as expressly amended hereby, the terms and conditions of the Agreement are hereby ratified and confirmed, and shall continue in full force and effect. In the event of any conflict or inconsistency between the terms set forth herein and the terms of the Agreement, the terms contained in this First Amendment shall govern and control.

5.Counterparts; Facsimile; E-Mail. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this First Amendment, any signature transmitted by facsimile or electronically via e-mail shall be considered to have the same legal and binding effect as any original signature.

6.Successors and Assigns. This First Amendment shall inure to the benefit of and be binding upon the parties hereto, and their successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW]

1

IN WITNESS WHEREOF, Buyer, Seller and CAF have entered into this First Amendment effective as of the day and year first above written.

SELLER:

KELLER SPRINGS PROPCO, INC., a Delaware corporation

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

2

3

BUYER:

CAF CAPITAL PARTNERS, LLC,
a Texas limited liability company

By:

Name: Jack Alexander

Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

4

5

CAF:

CAF KSC INVESTOR, LLC,

a Texas limited liability company

By:

Name: Jack Alexander
Title: Authorized Signatory

6

7

THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (hereinafter referred to as the “Third Amendment”) is made effective as of the 5th day of February, 2021, by and between CAF CAPITAL PARTNERS, LLC, a Texas limited liability company (“Buyer”), KELLER SPRINGS PROPCO, INC., a Delaware corporation (“Seller”) and CAF KSC INVESTOR, LLC, a Texas limited liability company (“CAF”).

W I T N E S S E T H:

WHEREAS, Buyer, Seller and CAF entered into that certain Real Estate Sale Agreement dated as of January 26, 2021, as amended by that certain First Amendment to Agreement of Purchase and Sale dated as of February 1, 2021 and that certain Second Amendment to Agreement of Purchase and Sale dated February 4, 2021 (collectively, the “Agreement”), for the purchase and sale of real property located in Dallas County, Texas, and more particularly described in the Agreement (the “Property”);

WHEREAS, Buyer, Seller and CAF desire to further amend the Agreement as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer, Seller and CAF hereby agree as follows:

1.Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

2.Extension of Contingency Period. The Due Diligence Period is hereby extended to terminate at 5:00 p.m. CDT on February 13, 2021 solely for purposes of Buyer to evaluate any setback requirements with respect to the Property under the “base”district or Planned Development No. 186. Except with respect to the foregoing, the Buyer’s right to terminate the Agreement pursuant to Section 7(b) is hereby irrevocably and unconditionally waived.

3.Entire Agreement. The entire agreement of the parties with respect to the Property is as set forth in this Third Amendment and the Agreement (as amended hereby).

4.Agreement in Full Force and Effect. Except as expressly amended hereby, the terms and conditions of the Agreement are hereby ratified and confirmed, and shall continue in full force and effect. In the event of any conflict or inconsistency between the terms set forth herein and the terms of the Agreement, the terms contained in this Third Amendment shall govern and control.

5.Counterparts; Facsimile; E-Mail. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Third Amendment, any signature transmitted by facsimile or electronically via e-mail shall be considered to have the same legal and binding effect as any original signature.

6.Successors and Assigns . This Third Amendment shall inure to the benefit of and be binding upon the parties hereto, and their successors and assigns.

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IN WITNESS WHEREOF, Buyer, Seller and CAF have entered into this Third Amendment effective as of the day and year first above written.

SELLER:

KELLER SPRINGS PROPCO, INC., a Delaware corporation

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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BUYER:

CAF CAPITAL PARTNERS, LLC, a

Texas limited liability company

By:

Name: Jack Alexander

Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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3

5

CAF:

CAF KSC INVESTOR, LLC,

a Texas limited liability company

By:

Name: Jack Alexander

Title: Authorized Signatory

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SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (hereinafter referred to as the “Second Amendment”) is made effective as of the 4th day of February, 2021, by and between CAF CAPITAL PARTNERS, LLC, a Texas limited liability company (“Buyer”), KELLER SPRINGS PROPCO, INC., a Delaware corporation (“Seller”) and CAF KSC INVESTOR, LLC, a Texas limited liability company (“CAF”).

W I T N E S S E T H:

WHEREAS, Buyer, Seller and CAF entered into that certain Real Estate Sale Agreement dated as of January 26, 2021, as amended by that certain First Amendment to Agreement of Purchase and Sale dated as of February 1, 2021 (collectively, the “Agreement”), for the purchase and sale of real property located in Dallas County, Texas, and more particularly described in the Agreement (the “Property”);

WHEREAS, Buyer, Seller and CAF desire to further amend the Agreement as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer, Seller and CAF hereby agree as follows:

1.Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

2.Extension of Contingency Period. The Due Diligence Period is hereby extended to terminate at 5:00 p.m. CDT on February 5, 2021.

3.Entire Agreement. The entire agreement of the parties with respect to the Property is as set forth in this Second Amendment and the Agreement (as amended hereby).

4.Agreement in Full Force and Effect. Except as expressly amended hereby, the terms and conditions of the Agreement are hereby ratified and confirmed, and shall continue in full force and effect. In the event of any conflict or inconsistency between the terms set forth herein and the terms of the Agreement, the terms contained in this Second Amendment shall govern and control.

5.Counterparts; Facsimile; E-Mail. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Second Amendment, any signature transmitted by facsimile or electronically via e-mail shall be considered to have the same legal and binding effect as any original signature.

6.Successors and Assigns. This Second Amendment shall inure to the benefit of and be binding upon the parties hereto, and their successors and assigns.

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IN WITNESS WHEREOF, Buyer, Seller and CAF have entered into this Second Amendment effective as of the day and year first above written.

SELLER:

KELLER SPRINGS PROPCO, INC., a Delaware corporation

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

2

3

BUYER:

CAF CAPITAL PARTNERS, LLC, a Texas limited liability company

By:

Name: Jack Alexander

Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

4

5

CAF:

CAF KSC INVESTOR, LLC,

               a Texas limited liability company

By:

Name: Jack Alexander

Title: Authorized Signatory

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